SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                           BARR ROSENBERG SERIES TRUST
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                 PROXY STATEMENT

                     ---------------------------------------
                            NOTICE OF SPECIAL MEETING
                     ---------------------------------------


Notice is hereby given that a special meeting of shareholders of each series of the Barr Rosenberg Series Trust will be held at the offices of Charles Schwab & Co., 101 Montgomery Street, San Francisco, California on January 30, 2004, at 11 a.m. Pacific Time for the following purposes:


1.   To elect Trustees for the Trust (ALL FUNDS).

2. To approve Charles Schwab Investment Management, Inc. ("CSIM") as investment adviser for each Fund by approving a new Management Agreement between CSIM and the Trust (ALL FUNDS EXCEPT THE AXA ROSENBERG ENHANCED 500
     FUND).


3. To approve AXA Rosenberg Investment Management LLC ("AXA Rosenberg") as investment subadviser for each Fund by approving a Subadviser Agreement among the Trust, CSIM and AXA Rosenberg (ALL FUNDS EXCEPT THE AXA ROSENBERG ENHANCED 500 FUND).

4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

The close of business on December 5, 2003 has been fixed as the record date for determining shareholders who are entitled to notice of and are entitled to vote at the meeting and any adjournments thereof (the "Record Date").


                                       By order of the Board of Trustees


                                       Sara Donaldson, Clerk
                                       Barr Rosenberg Series Trust

                                       December 12, 2003


Barr Rosenberg Series Trust
3435 Stelzer Road
Columbus, Ohio 43219

                           AXA ROSENBERG MUTUAL FUNDS


                  AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND
                        AXA ROSENBERG U.S. DISCOVERY FUND
                  AXA ROSENBERG U.S. LARGE CAPITALIZATION FUND
                         AXA ROSENBERG ENHANCED 500 FUND
                     AXA ROSENBERG INTERNATIONAL EQUITY FUND
              AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND
                           AXA ROSENBERG EUROPEAN FUND
                    AXA ROSENBERG U.S. LONG/SHORT EQUITY FUND
                   AXA ROSENBERG U.S. LARGE/MID CAPITALIZATION
                             LONG/SHORT EQUITY FUND
                   AXA ROSENBERG VALUE LONG/SHORT EQUITY FUND
                   AXA ROSENBERG GLOBAL LONG/SHORT EQUITY FUND


EACH OF THE AXA ROSENBERG MUTUAL FUNDS IS A SERIES OF BARR ROSENBERG SERIES TRUST, WHICH IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY.

This proxy statement is first being mailed to shareholders on or about December 12, 2003.

SHAREHOLDER PROXY
December 12, 2003


                                       Your vote is important!
                                       Please read and respond today.

               AXA ROSENBERG MUTUAL FUNDS -- BARR ROSENBERG SERIES
                      TRUST (THE "TRUST") SHAREHOLDER PROXY


                               December 12, 2003


                               TABLE OF CONTENTS


PAGE
4        ABOUT THE PROPOSALS
         An overview of the three proposals that shareholders are voting on and how they would affect the series of the Trust (the "Funds").

11       PROPOSAL 1

         To elect trustees for the Trust (each a "Trustee" and collectively, the "Trustees").

19       PROPOSAL 2

         To approve a new Management Agreement between Charles Schwab
         Investment Management, Inc. ("CSIM") and the Trust on behalf of each Voting Fund (as defined herein).

28       PROPOSAL 3

         To approve a Subadviser Agreement among CSIM, AXA Rosenberg
         Investment Management LLC ("AXA Rosenberg") and the Trust on behalf of each Voting Fund (as defined herein).

38       ADDITIONAL INFORMATION

         Information concerning independent public accountants and additional information about the Trust.

53       EXHIBITS

         Forms of Proposed Management Agreement and Subadviser Agreement;
         Fund Benchmarks and Assets under Management Targets.

                               SHAREHOLDER REPORTS

On request, the Trust will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report, to any shareholder.

Shareholders may direct all written requests for such reports to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-8021, or you may call the Trust at 1-800-555-5737 (FOR INVESTMENT PROFESSIONALS) OR 1-800-447-3332 (FOR INDIVIDUAL INVESTORS).

                              ABOUT THE PROPOSALS


The purpose of this proxy is to seek shareholder approval of the following proposals:


o TO ELECT TRUSTEES -- Shareholders of all the Funds are being asked to elect three new Trustees.


o TO CONSIDER CHANGES TO THE CURRENT ADVISORY ARRANGEMENTS FOR EACH FUND -- Shareholders of each Fund other than the AXA Rosenberg Enhanced 500 Fund (the "AXA 500 Fund") are being asked to approve a Management Agreement with Charles Schwab Investment Management, Inc. ("CSIM"), pursuant to which CSIM would provide overall investment management for such Fund. Shareholders of each of those Funds are also being asked to approve a Subadviser Agreement among the Trust, CSIM and AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), which currently serves as investment adviser to each Fund. As subadviser, AXA Rosenberg would continue to provide day-to-day portfolio management services to the Funds. Shareholders of the AXA 500 Fund will receive an Information Statement describing revisions to that Fund's objective, investment strategy and investment advisory arrangements generally. For the Funds being asked to vote on Proposals 2 and 3 (the "Voting Funds"), the amount that shareholders pay for investment advisory services will not increase, and may be reduced.


The Trustees believe that the proposals are in the best interests of shareholders, but shareholder approval is required to make them happen. This document tells you more about the proposals and explains the main reasons that the Trustees believe the proposals are in the best interests of shareholders.

Please take a moment to understand the proposed changes and vote your shares.

HOW TO VOTE YOUR SHARES


Voting your shares is easy and doesn't take long. Use any of the following options.

o By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage paid envelope.

o By Internet. Have your proxy card available. Go to the Web site listed on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the Web site.

o By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

o    Shareholders can also vote in person at the meeting.

Remember: if you vote by internet or phone, do not mail your proxy card(s). Please make sure you vote all of the enclosed proxy cards. Questions on any part of this document?

Call our proxy solicitor, King Mutual Fund Services, at 888-414-5566.

                                 INTRODUCTION

PURPOSE OF THIS DOCUMENT


This proxy statement is being furnished to shareholders of each Fund in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Trust (the "Board" or "Board of Trustees") for use at the Trust's Special Meeting of shareholders to be held at the offices of Charles Schwab & Co., 101 Montgomery Street, San Francisco, California on January 30, 2004, at 11 a.m. Pacific Time, and at any adjournment thereof (the "Meeting").


WHO MAY VOTE


The Board of Trustees has fixed the Record Date as the close of business on December 5, 2003. Only holders of shares of the Funds at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. The chart on page 8 shows the number of issued and outstanding shares of each Fund entitled to vote.


The holder of each full share of a Fund outstanding as of the close of business on the Record Date is entitled to one vote upon each matter properly submitted to the Meeting that relates to that Fund, and a proportionate fractional vote for any fractional shares held.

HOW TO VOTE

Shareholders may vote by Internet, phone or by returning the enclosed proxy card. Depending on the number of Funds of which you are a shareholder and the number of accounts you have, you may receive more than one proxy card.


If you vote by mail, complete, date, sign and promptly return the enclosed proxy card(s) in the accompanying envelope. If you properly execute and return your proxy card(s) prior to the Meeting, your shares will be voted in accordance with the instructions marked on the proxy card(s). If no instructions are marked on the proxy card(s), then your shares will be voted FOR the proposals described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting.

You may revoke your proxy at any time prior to its exercise by voting in person at the Meeting or by submitting, before the Meeting, written notice of revocation or a later-dated proxy.


QUORUM AND VOTING REQUIREMENTS


In order to take action on any proposal, a "quorum" of forty percent (40%) of shares entitled to vote on that proposal must be present in person or by proxy.

To be elected as a Trustee, each individual nominated for election to the Board of Trustees (each a "Nominee") must receive the affirmative vote of the holders of a plurality of the outstanding shares of all of the Funds voting together as a single class. This means that the three Nominees for election receiving the highest number of affirmative votes cast at a meeting will be elected, as long as the votes FOR such Nominee exceed the votes AGAINST such Nominee. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), approval of Proposals 2 and 3 requires the affirmative vote of a majority of the outstanding voting securities of the Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

OTHER VOTING-RELATED MATTERS

If a quorum is not present at the Meeting, or if sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment(s) of the Meeting will require the affirmative vote of a majority of those shares of the relevant Funds present at the Meeting in person or by proxy and entitled to vote on the proposal. If the Meeting is adjourned with respect to a proposal, any other proposal may still be acted on by shareholders so long as there is a quorum.

The Board of Trustees does not presently know of any matter to be considered at the Meeting other than the matters described in the Notice of Special Meeting accompanying this proxy statement. If any other matter should arise, however, the persons named in properly authorized proxies have discretionary authority to vote such proxies as they decide.

Abstentions and broker "non-votes" (i.e., proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted as shares that are present for purposes of determining the presence of a quorum, but will not be counted as votes FOR a proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposals 2 and 3.

SOLICITATION OF PROXIES


The Trust has retained King Mutual Fund Services, a proxy solicitation firm, at an estimated cost of $150,000. CSIM and AXA Rosenberg will bear the expenses incurred in connection with preparing this proxy statement, including certain legal costs. CSIM will bear the cost of retaining the proxy solicitation firm and all other costs associated with the solicitation of proxies, including the reimbursement of certain parties for their expenses in forwarding proxy materials to beneficial owners of Fund shares.


In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of CSIM and AXA Rosenberg also may solicit proxies electronically, by telephone, fax, in person or by other means.

LIST OF PROPOSALS AND AFFECTED FUNDS


      PROPOSAL                                              FUNDS
      --------                                              -----
1     To elect three new Trustees for the Trust to hold     All Funds, voting together
      office until their successors are duly elected and
      qualified.

2     To approve CSIM as investment adviser for each        Each Voting Fund,
      Voting Fund by approving a Management                 voting separately
      Agreement between CSIM and the Trust on
      behalf of each Voting Fund.

3     To approve AXA Rosenberg as investment                Each Voting Fund,
      subadviser for each Voting Fund by approving          voting separately
      a Subadviser Agreement among CSIM, AXA
      Rosenberg and the Trust on behalf of each
      Voting Fund.



Proposals 2 and 3 are contingent on each other with respect to each Fund, so if shareholders of a Fund do not approve both proposals, the Board of Trustees does not intend to implement either proposal with respect to that Fund. Proposal 1 regarding the election of new Trustees will not be implemented unless Proposals 2 and 3 are approved and implemented by a majority of the outstanding voting securities of at least one of the Voting Funds. If shareholders approve Proposals 2 and 3 with respect to some but not all of the Voting Funds, the current Trustees may determine to maintain the STATUS QUO by not implementing any of the proposals with respect to any of the Funds.

If the shareholders do not approve all of the proposals with respect to each Fund, the Trustees will consider other possible courses of action that may be in the best interest of shareholders, which may include not proceeding with any proposal.

NET ASSETS AND NUMBER OF SHARES OUTSTANDING AS OF THE
RECORD DATE


                                                       NET                SHARES
FUND                                                  ASSETS           OUTSTANDING
----                                             --------------       -------------
AXA Rosenberg U.S. Small
  Capitalization Fund .........................  $1,097,721,081       86,378,644.068
AXA Rosenberg U.S. Discovery Fund .............  $   76,265,408        5,679,513.775
AXA Rosenberg U.S. Large
  Capitalization Fund .........................  $   42,837,357        4,168,749.046
AXA Rosenberg Enhanced 500 Fund ...............  $    6,372,453          855,278.210
AXA Rosenberg International Equity Fund .......  $   11,353,269        1,460,703.943
AXA Rosenberg International Small
  Capitalization Fund .........................  $  112,053,879        9,141,713.385
AXA Rosenberg European Fund ...................  $    8,136,493          770,108.172
AXA Rosenberg U.S. Long/Short Equity Fund .....  $            0                   0
AXA Rosenberg U.S. Large/Mid Cap
  Long/Short Equity Fund ......................  $   31,725,349        2,980,359.095
AXA Rosenberg Value Long/Short
  Equity Fund .................................  $  117,371,869       11,949,104.077
AXA Rosenberg Global Long/Short
  Equity Fund .................................  $   21,923,367        1,959,970.547

ABOUT THE PROPOSALS

The Board of Trustees has proposed changes to the management structure of the Voting Funds. These changes are intended to enhance the management and distribution services provided to these Funds.

ELECTION OF TRUSTEES -- The Board of Trustees is responsible for overseeing the activities of the Funds and their service providers. Currently, the Board consists of four trustees, one of whom is an interested person (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (an "Interested Trustee") and three of whom are not interested persons of the Trust (each an "Independent Trustee"). It is proposed that shareholders elect three new trustees to the Board. Two of the Nominees would be Independent Trustees (even after implementation of the proposals) and the other is an officer of Charles Schwab & Co., Inc. ("Schwab"), an affiliate of CSIM. The new Nominees for Independent Trustee have had wide ranges of experience, including serving as trustees of other mutual funds advised by CSIM, and will apply this experience in overseeing the Funds. It is anticipated that if shareholders approve the proposed changes to the investment advisory arrangements for the Funds, the current Interested Trustee and two of the three current Independent Trustees will resign from the Board of Trustees, leaving the Board with one current Independent Trustee and three new Trustees (two Independent Trustees and one Interested Trustee), thus maintaining the current composition of three Independent Trustees and one Interested Trustee.

APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISER AGREEMENT -- AXA Rosenberg currently serves as investment adviser to each Fund. As investment adviser, AXA Rosenberg directs the investments of the Funds and is responsible for overseeing regulatory compliance, overseeing the Trust's other service providers and generally monitoring the affairs of and providing an investment program for the Funds, subject to the supervision of the Trustees. If shareholders of the Voting Funds approve the proposed changes to the advisory arrangements, AXA Rosenberg, subject to the supervision of CSIM, would continue to provide day-to-day portfolio management services to the Funds as investment subadviser. However, CSIM would be the investment adviser to the Funds. As investment adviser, CSIM would take over AXA Rosenberg's non-portfolio management related functions, such as monitoring Fund compliance and supervising services provided to the Funds and shareholders. If CSIM is approved as investment adviser, it is anticipated that the Board may in the future appoint CSIM's affiliate, Schwab, as principal underwriter or distributor of the Funds. It is also expected that, upon approval of the new advisory arrangements described above, the business of the Funds would be conducted under the name "Laudus Rosenberg Funds."

The Trustees believe that engaging CSIM to serve as investment adviser and Schwab as distributor will allow AXA Rosenberg to focus exclusively on the area of its greatest expertise -- making investment decisions for the Funds. It will also allow the Funds to benefit from CSIM's experience providing mutual fund management. CSIM currently oversees the investment programs for 49 mutual funds with approximately $138.6 billion in assets. In managing these funds, CSIM has developed significant regulatory compliance resources and systems for providing services to fund shareholders. CSIM also manages other funds for which investment subadvisers provide day-to-day portfolio management.


Moreover, it is expected that approving this proposal may result in operational efficiencies and a larger, long-term shareholder base. This may result in expenses being spread over a larger pool of assets and potentially lower operating expenses and/or transaction costs to the Funds (as a percentage of assets).


In connection with the proposals, AXA Rosenberg and CSIM have entered into an agreement regarding AXA Rosenberg's and CSIM's cooperation in realigning responsibilities for the Funds' assets. The agreement commits CSIM to using commercially reasonable efforts (including, in some instances, reduction of CSIM's management fee) to maintain the proposed subadvisory fees for AXA Rosenberg and, subject to certain conditions, provides that CSIM will pay compensation to AXA Rosenberg in the event that AXA Rosenberg is terminated as investment subadviser for a Fund. Consequently, CSIM will have a material economic interest in avoiding the termination of AXA Rosenberg or reducing AXA Rosenberg's subadvisory fee. The amount of compensation owed to AXA Rosenberg upon its termination, if any, is based on a formula that takes into account when AXA Rosenberg is terminated, the circumstances surrounding the termination, the performance of the Fund(s) at the time of termination, the assets under management at the time of termination and the amount of compensation under the Subadvisory Agreement that AXA Rosenberg received in the 12-month period prior to the termination. The agreement also contains a limited non-compete provision that provides that, for an eight year period (or a shorter period in certain events), AXA Rosenberg cannot advise other mutual funds, subject to certain exceptions, and that CSIM, subject to certain exceptions, cannot offer other "quantitatively managed" mutual funds except under its existing Schwab MarketMasters, Schwab and Excelsior brands. Consummation of the agreement is conditioned upon, among other things, approval of the proposals by shareholders of each Fund. Each of Dr. Kenneth Reid, a current Trustee, and Jeffrey Lyons, a Nominee, may be deemed to have a material interest in all of the proposals because of the agreement described in this paragraph by virtue of his employment with and direct or indirect ownership interest in AXA Rosenberg and CSIM's corporate parent, respectively.


If the shareholders do not approve the proposals, the Trustees will consider other possible courses of action which may be in the best interest of shareholders.

                                   PROPOSAL 1

                               TO ELECT TRUSTEES.

ELECTION OF TRUSTEES

It is proposed that shareholders of the Trust elect three Nominees to serve as Trustees, each to hold office until a successor is elected and qualified. The three Nominees (who have not previously served on the Board of Trustees) include two Independent Nominees and one officer of Schwab, all of whom serve on the boards of trustees of other mutual funds advised by CSIM.

The persons named in the accompanying proxies intend to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for election to office.


Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected, provided that the other proposals are also approved and implemented (or the current Trustees proceed to effect the new advisory arrangement with respect to some, but not all, of the Funds). If the new Trustees are elected and the other proposals are implemented, it is anticipated that Dr. Reid, the current Interested Trustee, and two of the three current Independent Trustees (William F. Sharpe and Dwight M. Jaffee) will resign from the Board.


The two Nominees to serve as Independent Trustees have been nominated by Messrs. Sharpe and Jaffee and Nils H. Hakansson, the current Independent Trustees. Messrs. Sharpe, Jaffee and Hakansson are familiar with the background and relevant experience of those two Nominees and have met with them in person to discuss the nomination and their service as Independent Trustees.


The Board of Trustees does not know of any reason why any Nominee would be unable or unwilling to serve as a Trustee, but if any Nominee should become unable to serve prior to the Meeting, the proxy holders reserve the right to vote for another person of their choice as Nominee or Nominees.

INFORMATION ABOUT CURRENT TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEES


The table below provides basic information about each Nominee and the current Trustees. The mailing address for each Nominee is 101 Montgomery Street, San Francisco, California 94104. The mailing address for each current Trustee is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219. There is no stated term of office for the Trustees.

                        POSITION WITH                                                NUMBER OF
                          THE FUNDS                                                  FUNDS IN
                           AND THE              BUSINESS EXPERIENCE AND              THE FUND
                          LENGTH OF             OTHER DIRECTORSHIPS HELD            COMPLEX TO
NAME AND AGE             TIME SERVED           DURING THE PAST FIVE YEARS           BE OVERSEEN
------------            -------------    ---------------------------------------   ------------
NOMINEES FOR INDEPENDENT TRUSTEE
Mariann Byerwalter     Nominee           Chairman of JDN Corporate Advisory             61***
43                                       LLC. From 1996 to 2001,
                                         Ms. Byerwalter was the Vice President
                                         for Business Affairs and Chief
                                         Financial Officer of Stanford University
                                         and, in 2001, Special Adviser to the
                                         President of Stanford University.
                                         Trustee of each portfolio of The
                                         Charles Schwab Family of Funds,
                                         Schwab Investments, Schwab Annuity
                                         Portfolios and Schwab Capital Trust
                                         (consisting of 49 portfolios).
                                         Ms. Byerwalter also is on the Board of
                                         Trustees of Stanford University,
                                         America First Companies, Omaha, NE
                                         (venture capital/fund management),
                                         Redwood Trust, Inc. (mortgage
                                         finance), Stanford Hospitals and
                                         Clinics, SRI International (research),
                                         PMI Group, Inc. (mortgage insurance)
                                         and Lucile Packard Children's Hospital;
                                         Director until 2002, LookSmart, Ltd.
                                         (an Internet infrastructure company).

                      POSITION WITH                                                     NUMBER OF
                        THE FUNDS                                                       FUNDS IN
                         AND THE                 BUSINESS EXPERIENCE AND                THE FUND
                        LENGTH OF                OTHER DIRECTORSHIPS HELD              COMPLEX TO
NAME AND AGE           TIME SERVED              DURING THE PAST FIVE YEARS             BE OVERSEEN
------------          -------------    --------------------------------------------    -----------
William A. Hasler     Nominee          Co-Chief Executive Officer, Aphton                 61***
62                                     Corporation (bio-pharmaceuticals).
                                       Prior to August 1998, Mr. Hasler was
                                       Dean of the Haas School of Business at
                                       the University of California, Berkeley
                                       (higher education). Trustee of each
                                       portfolio of The Charles Schwab
                                       Family of Funds, Schwab Investments,
                                       Schwab Annuity Portfolios and Schwab
                                       Capital Trust (consisting of 49
                                       portfolios). Mr. Hasler is on the Board
                                       of Directors of Solectron Corporation
                                       and is the Non-Executive Chairman
                                       (manufacturing). He is also on the
                                       Board of Directors of Airlease Ltd.
                                       (aircraft leasing), Mission West
                                       Properties (commercial real estate) and
                                       Digital Microwave Corporation (a
                                       network equipment corporation).

NOMINEE FOR INTERESTED TRUSTEE

Jeffrey M. Lyons*     Nominee          Executive Vice President, Asset                    61***
48                                     Management Products & Services since
                                       September 2001, Charles Schwab &
                                       Co., Inc. Prior to September 2001,
                                       Mr. Lyons was Executive Vice
                                       President, Mutual Funds, Charles
                                       Schwab & Co., Inc. Trustee of each
                                       portfolio of The Charles Schwab
                                       Family of Funds, Schwab Investments,
                                       Schwab Annuity Portfolios and Schwab
                                       Capital Trust (consisting of 49 portfolios).

CURRENT INDEPENDENT TRUSTEES

William F. Sharpe     Trustee          STANCO 25 Professor of Finance                     12+/-
68                    13 Years         Emeritus, Stanford University;
                                       STANCO 25 Professor of Finance,
                                       Stanford University, September
                                       1995-September 1999; Chairman,
                                       Financial Engines Incorporated (online
                                       investment advice) March 1995-2003.

Nils H. Hakansson     Trustee          Sylvan C. Coleman Professor of                     12+/-
65                    12 Years         Finance and Accounting, Haas School
                                       of Business, University of California,
                                       Berkeley, July 1969 to June 2003.

                     POSITION WITH                                                     NUMBER OF
                       THE FUNDS                                                       FUNDS IN
                        AND THE                 BUSINESS EXPERIENCE AND                THE FUND
                       LENGTH OF                OTHER DIRECTORSHIPS HELD              COMPLEX TO
NAME AND AGE          TIME SERVED              DURING THE PAST FIVE YEARS             BE OVERSEEN
------------         -------------    --------------------------------------------    -----------
Dwight M. Jaffee     Trustee          Professor of Finance and Real Estate,              12+/-
59                   4 Years          Haas School of Business, University of
                                      California, Berkeley, July 1991 to
                                      present.
CURRENT INTERESTED TRUSTEE
Kenneth Reid**       Trustee          Global Chief Investment Officer, AXA               12+/-
52                   13 Years         Rosenberg Investment Management
                                      LLC, January 1999-present; General
                                      Partner and Director of Research;
                                      Rosenberg Institutional Equity
                                      Management, June 1986-December
                                      1998.

----------------
* Mr. Lyons is a Nominee for Interested Trustee because he is an employee of Schwab.

** Mr. Reid is an Interested Trustee because he is an employee of, and holds an ownership interest in the parent company of, AXA Rosenberg.


*** This includes 49 Schwab funds, 11 series of the Barr Rosenberg Series Trust and the sole series of the Barr Rosenberg Variable Insurance Trust.

+/- This includes 11 series of the Barr Rosenberg Series Trust and the sole series of the Barr Rosenberg Variable Insurance Trust.


TRUSTEE ACTIVITIES AND COMPENSATION

MEETINGS AND COMMITTEES -- During the Trust's most recent fiscal year, the Board of Trustees met four times. Each Trustee attended all of those meetings.

The Trust has a standing Audit Committee, which is composed of all of the current Independent Trustees. The Audit Committee assists the Trustees in their oversight of the Trust's financial reporting process and met once during the Trust's most recently completed fiscal year. Each member of the Audit Committee attended that meeting.


The Trust does not have a standing nominating committee or a standing compensation committee or any committee performing similar functions. Consistent with the requirements of certain exemptive rules under the 1940 Act, the selection and nomination of Independent Trustees is committed to the other Independent Trustees.

COMPENSATION OF THE TRUSTEES, OFFICERS AND OTHERS -- Interested Trustees and officers of the Trust do not receive compensation from the Trust. Each Independent Trustee currently receives an annual fee of $45,540 plus an additional fee for each meeting attended. The total compensation accrued and payable to the Independent Trustees by the Trust and by the fund complex for the fiscal year ended March 31, 2003, is shown in the table below.

                                            PENSION OR
                                            RETIREMENT     ESTIMATED
                                             BENEFITS       ANNUAL         TOTAL
                                TOTAL       ACCRUED AS     BENEFITS    COMPENSATION
NAME OF                     COMPENSATION   PART OF FUND      UPON        FROM THE
INDEPENDENT TRUSTEE         FROM TRUST**     EXPENSES     RETIREMENT   FUND COMPLEX*
-------------------         ------------   ------------   ----------   -------------
Nils H. Hakansson ........    $85,965          N/A            N/A          $85,965
Dwight M. Jaffee .........    $85,965          N/A            N/A          $85,965
William F. Sharpe ........    $85,965          N/A            N/A          $85,965

----------------
* The fund complex includes the Funds as well as the AXA Rosenberg VIT Value Long/Short Equity Fund, the sole series of the Barr Rosenberg Variable Insurance Trust. The Barr Rosenberg Variable Insurance Trust was not operational in the fiscal year ended March 31, 2003.

**   Reflects fees accrued for the fiscal year regardless of payment date.

If elected, Ms. Byerwalter and Mr. Hasler would receive compensation from the Trust for serving as Independent Trustees.

The Trust does not currently have a bonus, pension, profit sharing or retirement plan, but may adopt such a plan in the future.

OWNERSHIP OF FUND SECURITIES


The table below shows the dollar range of equity securities beneficially owned by each Trustee or Nominee as of October 15, 2003.



                                                                 AGGREGATE DOLLAR
                                                                  RANGE OF EQUITY
                                                                 SECURITIES IN ALL
                                                                 FUNDS OVERSEEN OR
                                                                  TO BE OVERSEEN
                                                                   BY TRUSTEE OR
                                                                  NOMINEE IN THE
                                                                     FAMILY OF
                                                                    INVESTMENT
                                                                    COMPANIES*
NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY                   AS OF
OR NOMINEE                    SECURITIES IN THE FUNDS            OCTOBER 15, 2003
----------                    -----------------------            -----------------
INDEPENDENT TRUSTEES
Nils H. Hakansson  AXA Rosenberg U.S. Small Capitalization      $50,001-$100,000
                   Fund: $10,001-$50,000


                   AXA Rosenberg U.S. Discovery Fund: none

                   AXA Rosenberg U.S. Large Capitalization
                   Fund: none

                   AXA Rosenberg Enhanced 500 Fund: none

                   AXA Rosenberg International Equity Fund:
                   none

                   AXA Rosenberg International Small
                   Capitalization Fund: $1-$10,000

                   AXA Rosenberg European Fund: none

                   AXA Rosenberg U.S. Long/Short Equity Fund:
                   none

                   AXA Rosenberg U.S. Large/Mid Capitalization
                   Long/Short Equity Fund: none

                   AXA Rosenberg Value Long/Short Equity Fund:
                   $10,001-$50,000

                   AXA Rosenberg Global Long/Short Equity
                   Fund: none

Dwight M. Jaffee   AXA Rosenberg U.S. Small Capitalization        Over $100,000
                   Fund: $10,001-$50,000

                   AXA Rosenberg U.S. Discovery Fund: none

                   AXA Rosenberg U.S. Large Capitalization
                   Fund: none

                   AXA Rosenberg Enhanced 500 Fund: none

                                                                 AGGREGATE DOLLAR
                                                                  RANGE OF EQUITY
                                                                 SECURITIES IN ALL
                                                                 FUNDS OVERSEEN OR
                                                                  TO BE OVERSEEN
                                                                   BY TRUSTEE OR
                                                                  NOMINEE IN THE
                                                                     FAMILY OF
                                                                    INVESTMENT
                                                                    COMPANIES*
NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY                   AS OF
OR NOMINEE                    SECURITIES IN THE FUNDS            OCTOBER 15, 2003
----------                    -----------------------            -----------------
                    AXA Rosenberg International Equity Fund:
                    none

                    AXA Rosenberg International Small
                    Capitalization Fund: $1-$10,000

                    AXA Rosenberg European Fund: none

                    AXA Rosenberg U.S. Long/Short Equity Fund:
                    none

                    AXA Rosenberg U.S. Large/Mid Capitalization
                    Long/Short Equity Fund: $1-$10,000

                    AXA Rosenberg Value Long/Short Equity Fund:
                    over $100,000

                    AXA Rosenberg Global Long/Short Equity
                    Fund: none

William F. Sharpe   AXA Rosenberg U.S. Small Capitalization        $50,001-$100,000
                    Fund: $10,001-$50,000

                    AXA Rosenberg U.S. Discovery Fund: none

                    AXA Rosenberg U.S. Large Capitalization
                    Fund: none

                    AXA Rosenberg Enhanced 500 Fund:
                    $     1-$10,000

                    AXA Rosenberg International Equity Fund:
                    $     1-$10,000

                    AXA Rosenberg International Small
                    Capitalization Fund: $10,001-$50,000

                    AXA Rosenberg European Fund: none

                    AXA Rosenberg U.S. Long/Short Equity Fund:
                    none

                    AXA Rosenberg U.S. Large/Mid Capitalization
                    Long/Short Equity Fund: none

                    AXA Rosenberg Value Long/Short Equity Fund:
                    $10,001-$50,000

                                                                 AGGREGATE DOLLAR
                                                                  RANGE OF EQUITY
                                                                 SECURITIES IN ALL
                                                                 FUNDS OVERSEEN OR
                                                                  TO BE OVERSEEN
                                                                   BY TRUSTEE OR
                                                                  NOMINEE IN THE
                                                                     FAMILY OF
                                                                    INVESTMENT
                                                                    COMPANIES*
NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY                   AS OF
OR NOMINEE                    SECURITIES IN THE FUNDS            OCTOBER 15, 2003
----------                    -----------------------            -----------------
                   AXA Rosenberg Global Long/Short Equity
                   Fund: none

INTERESTED TRUSTEE

Kenneth Reid       AXA Rosenberg U.S. Small Capitalization        Over $100,000
                   Fund: over $100,000

                   AXA Rosenberg U.S. Discovery Fund: none

                   AXA Rosenberg U.S. Large Capitalization
                   Fund: none

                   AXA Rosenberg Enhanced 500 Fund: none

                   AXA Rosenberg International Equity Fund:
                   none

                   AXA Rosenberg International Small
                   Capitalization Fund: none

                   AXA Rosenberg European Fund: none

                   AXA Rosenberg U.S. Long/Short Equity Fund:
                   none

                   AXA Rosenberg U.S. Large/Mid Capitalization
                   Long/Short Equity Fund: none

                   AXA Rosenberg Value Long/Short Equity Fund:
                   none

                   AXA Rosenberg Global Long/Short Equity
                   Fund: over $100,000

NOMINEES FOR INDEPENDENT TRUSTEE

Mariann Byerwalter
William A. Hasler

NOMINEE FOR INTERESTED TRUSTEE

Jeffrey M. Lyons


----------------

* The Family of Investment Companies includes the Funds as well as the AXA Rosenberg VIT Value Long/Short Equity Fund, the sole series of Barr Rosenberg Variable Insurance Trust.

                                   PROPOSAL 2

             TO APPROVE CSIM AS INVESTMENT ADVISER FOR EACH VOTING
                FUND BY APPROVING A MANAGEMENT AGREEMENT BETWEEN
                CSIM AND THE TRUST ON BEHALF OF EACH VOTING FUND.

BACKGROUND


AXA Rosenberg currently serves as investment adviser to each Fund pursuant to a separate advisory agreement with the Trust on behalf of each Fund. At a meeting of the Board of Trustees held on November 3, 2003, the Board, and the Independent Trustees voting separately, unanimously approved the appointment of CSIM as investment adviser to each Fund and approved a Management Agreement (each a "Proposed Management Agreement") between the Trust, on behalf of each Fund, and CSIM. The Board also recommended that each Proposed Management Agreement be submitted to shareholders of each respective Fund for approval.


There is no intention to change the investment mandate of any of the Voting Funds upon approval of CSIM as investment manager.

As described more fully under "Proposal 3," below, the Board is also proposing that AXA Rosenberg, subject to CSIM's supervision, continue to provide day-to-day portfolio management of each Fund.


SUMMARY OF THE PROPOSED MANAGEMENT AGREEMENTS

A summary of the Proposed Management Agreements and information about CSIM are provided below. A form of the Proposed Management Agreements is attached as Exhibit A to this proxy statement, and the following description of the Proposed Management Agreements is qualified in its entirety by reference to such Exhibit.

The Proposed Management Agreements contain certain provisions that are different from the provisions of the current advisory agreements with AXA Rosenberg such as: (i) the Proposed Management Agreements provide for the delegation of duties to a subadviser while the current management agreements do not, and (ii) the fees payable to CSIM under the Proposed Management Agreements may be less than the fees payable to AXA Rosenberg under the current management agreements. A number of the provisions, however, including provisions relating to the standards of care and limitation of liability, the selection of portfolio securities and duration and termination, will not be materially different under the Proposed Management Agreements.

DUTIES UNDER THE PROPOSED MANAGEMENT AGREEMENTS -- The provisions regarding the duties of the adviser under each Proposed Management Agreement are similar to those of the the current agreements except that the current investment advisory agreements do not provide for the delegation of responsibilities to an investment subadviser. Under each Proposed Management Agreement, CSIM will, subject to the direction and control of the Board of Trustees and at its expense, have responsibility (either directly or in a supervisory capacity) for (i) furnishing continuously an investment program for the particular Fund, making investment decisions on behalf of such Fund and placing all orders for the purchase and sale of its portfolio securities, and
(ii) furnishing all necessary office space and equipment, providing bookkeeping and clerical services required to perform its duties thereunder and paying all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of CSIM. The Agreement also provides that CSIM may, subject to the provisions of the Trust's Second Amended and Restated Agreement and Declaration of Trust, as amended, and the 1940 Act, delegate its responsibility for day-to-day portfolio management and trade execution to an investment subadviser. Each Proposed Management Agreement provides that CSIM is responsible for payment of all compensation to any such investment subadviser.

STANDARD OF CARE -- The limitation of liability provisions of each Proposed Management Agreement are substantially similar to those of the current agreements. Each Proposed Management Agreement provides that in the absence of willful malfeasance, bad faith or gross negligence on the part of CSIM, or reckless disregard of its obligations and duties thereunder, CSIM shall not be subject to any liability to the Trust, to any Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under each Proposed Management Agreement.

PORTFOLIO TRANSACTIONS -- The portfolio transactions provisions of each Proposed Management Agreement are substantially similar to those of the current agreements. The provisions relating to the execution of portfolio transactions in each Proposed Management Agreement authorize CSIM to select brokers and dealers to execute portfolio transactions, subject to its overall obligation to seek the most favorable price and execution available for the Funds. However, under each Proposed Subadviser Agreement, CSIM and the Trust have agreed that CSIM shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the particular Fund for so long as AXA Rosenberg is subadviser, subject only to CSIM's general supervisory obligations. In the event that AXA Rosenberg is terminated as subadviser to a particular Fund, CSIM may retain responsibility with regard to the selection of brokers and dealers and may execute portfolio transactions for such Fund or delegate such responsibility to a successor subadviser.

In selecting a broker or dealer, CSIM shall consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, CSIM shall not be deemed to have acted unlawfully or to have breached any duty created by each Proposed Management Agreement or otherwise solely by reason of its having caused the Trust to pay, on behalf of a particular Fund, a broker that provides brokerage and research services to CSIM or any affiliated person of CSIM an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if CSIM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or CSIM's overall responsibilities with respect to such Fund and to other clients of CSIM and any affiliated person of CSIM as to which CSIM or any affiliated person of CSIM exercises investment discretion. It is expected that AXA Rosenberg's policy with respect to the selection of brokers and the use of "soft dollars" will continue under the Proposed Management and Subadviser Agreements.

DURATION AND TERMINATION -- The duration and termination provisions of each Proposed Management Agreement are substantially similar to those of the current agreements. Each Proposed Management Agreement shall be in effect until two years from its execution date and thereafter shall be continued for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of a particular Fund or by the Board of Trustees, and (b) by the vote of a majority of the Trustees who are not parties to such Proposed Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the continuance of a Proposed Management Agreement is submitted to the shareholders of a particular Fund for their approval and such shareholders fail to approve the continuance of such Proposed Management Agreement as provided therein, CSIM may continue to serve thereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder. Each Proposed Management Agreement may be terminated at any time by the vote of a majority of the Fund's outstanding voting securities or by a vote of the entire Board of Trustees on sixty days' written notice to CSIM or by CSIM on sixty days' written notice to the Trust. Each Proposed Management Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). Each Proposed Management Agreement may not be materially amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the particular Fund, and by the vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or of CSIM, cast in person at a meeting called for the purpose of voting on such amendment.

COMPENSATION -- Each Voting Fund's advisory fee under its Proposed Management Agreement will be the same or lower than the advisory fees paid by such Fund under its current agreement.

The following table compares the fees payable to AXA Rosenberg under the current advisory agreements with the fees payable to CSIM under the Proposed Management Agreements. It also shows how much AXA Rosenberg earned under each advisory agreement, and how much would have been payable to CSIM under the corresponding Proposed Management Agreement if it had been in effect, for the fiscal year ended March 31, 2003.

                           CURRENT       AGGREGATE          PROPOSED                           DIFFERENCE
                          AGREEMENT       AMOUNT            AGREEMENT            AGGREGATE     (% HIGHER/
FUND                       RATE (%)        ($)+             RATE (%)             AMOUNT ($)      LOWER)
----                      ---------      ---------          ---------            ----------    ----------
AXA Rosenberg                0.90%       $5,509,497       0.90%                  $5,509,497       0%
  U.S. Small
  Capitalization Fund

AXA Rosenberg U.S.           0.90%       $   87,552       1st $1 billion         $   87,552       0%
  Discovery Fund                                            -- 0.90%
                                                          Over $1 billion
                                                            -- 0.85%

AXA Rosenberg U.S.           0.75%       $   67,141*      1st $1 billion         $   67,141*      0%
  Large Capitalization                                      -- 0.75%
  Fund                                                    Over $1 billion
                                                            -- 0.70%
                                                          Over $2 billion
                                                            -- 0.675%

AXA Rosenberg                0.85%       $   61,051       1st $1 billion         $   61,051       0%
  International                                             -- 0.85%
  Equity Fund                                             Over $1 billion
                                                            -- 0.80%
                                                          Over $2 billion
                                                            -- 0.775%

AXA Rosenberg                1.00%       $  338,099       1st $500 million       $  338,099       0%
  International                                             -- 1.00%
  Small Capitalization                                    Over $500 million
  Fund                                                      -- 0.95%

AXA Rosenberg                0.75%       $   47,644       1st $500 million       $   47,644       0%
  European Fund                                             -- 0.75%
                                                          Over $500 million
                                                            -- 0.70%
                                                          Over $2 billion
                                                            -- 0.675%

AXA Rosenberg U.S.           1.25%       $       0**      1st $500 million       $       0**      0%
  Long/Short Equity                                         -- 1.25%
  Fund                                                    Over $500 million
                                                          -- 1.20%

                           CURRENT       AGGREGATE          PROPOSED                           DIFFERENCE
                          AGREEMENT       AMOUNT            AGREEMENT            AGGREGATE     (% HIGHER/
FUND                       RATE (%)        ($)+             RATE (%)             AMOUNT ($)      LOWER)
----                      ---------      ---------          ---------            ----------    ----------
AXA Rosenberg U.S.           1.00%       $  195,277      1st $500 million        $  195,277        0%
  Large/Mid                                                -- 1.00%
  Capitalization Long/                                   Over $500 million
  Short Equity Fund                                        -- 0.95%

AXA Rosenberg Value          1.50%       $2,016,922      1st $500 million        $2,016,922        0%
  Long/Short Equity                                        -- 1.50%
  Fund                                                   Over $500 million
                                                           -- 1.45%

AXA Rosenberg Global         1.50%       $  250,834      1st $500 million        $  250,834        0%
  Long/Short Equity                                        -- 1.50%
  Fund                                                   Over $500 million
                                                           -- 1.45%


----------------

+    Before waivers.

* This fee is for the period June 20, 2002 (the Fund's inception date) to March 31, 2003.


 ** The AXA Rosenberg U.S. Long/Short Equity Fund was not operational as of March 31, 2003.

EXPENSE LIMITATIONS


The fees in the table above reflect the fees payable by each Fund to AXA Rosenberg and CSIM under the current advisory agreement and the Proposed Management Agreement, respectively. Currently, AXA Rosenberg waives fees and/or reimburses the Funds as necessary to keep ordinary operating expenses incurred by a Fund in any fiscal year, including but not limited to investment advisory fees (but subject to certain exclusions as described below), from exceeding the limits set forth in the table below through March 31, 2004. CSIM has agreed to extend the limitations through March 31, 2007. Both the current and proposed expense limitation agreements exclude non-recurring account fees, extraordinary expenses, dividends on securities sold short, service fees, subtransfer agency and subaccounting fees and distribution and shareholder service fees, so total Fund operating expenses will be higher than the amounts shown below. The table below also reflects the total annual operating expenses of each Fund, net of expense limitations under the current AXA Rosenberg expense limit and the proposed CSIM expense limit, based on asset levels and other expenses for the Funds' last fiscal year.

                                                                        TOTAL       TOTAL
                                                                      EXPENSES     EXPENSES
                                               CURRENT                  UNDER       UNDER
                                                 AXA      PROPOSED     CURRENT     PROPOSED
                                              ROSENBERG     CSIM         AXA         CSIM
                                               EXPENSE     EXPENSE     EXPENSE     EXPENSE
FUND                                            LIMIT       LIMIT       LIMIT       LIMIT
----                                          ---------   --------    --------     --------
AXA Rosenberg U.S. Small
  Capitalization Fund ......................     1.15%       1.14%      1.15%       1.14%
AXA Rosenberg U.S. Discovery Fund ..........     1.15%       1.14%      1.15%       1.14%
AXA Rosenberg U.S. Large
  Capitalization Fund ......................     1.00%       0.99%      1.00%       0.99%
AXA Rosenberg International
  Equity Fund ..............................     1.35%       1.34%      1.35%       1.34%
AXA Rosenberg International Small
  Capitalization Fund ......................     1.50%       1.49%      1.50%       1.49%
AXA Rosenberg European Fund ................     1.25%       1.24%      1.25%       1.24%
AXA Rosenberg U.S. Long/Short
  Equity Fund ..............................     1.50%       1.49%      1.50%*      1.49%*
AXA Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity Fund          1.25%       1.24%      2.67%       2.66%
AXA Rosenberg Value Long/Short
  Equity Fund ..............................     1.75%       1.74%      2.42%       2.41%
AXA Rosenberg Global Long/Short
  Equity Fund ..............................     2.00%       1.99%      3.00%       2.99%


----------------

* Because the AXA Rosenberg U.S. Long/Short Equity Fund is a new fund (as defined under Form N-1A of the 1940 Act), total expenses are based on estimated amounts.

A note on redemption fees: In addition to on-going operating expenses as set forth above, the Trust expects to continue its policy of imposing redemption fees on share exchanges or redemptions that occur within one month of purchase. The Trustees believe that redemption fees have the equitable result of requiring redeeming shareholders to bear brokerage and other transaction costs associated with their redemptions, rather than having those costs borne by non-redeeming shareholders. In particular, this policy also has the beneficial effect of discouraging market timers and other short-term investors whose activities might otherwise adversely affect the Funds and their other shareholders.

DATES OF APPROVAL OF CURRENT MANAGEMENT AGREEMENTS

The following table shows the date that the current management agreement between each Fund and AXA Rosenberg was executed and was last submitted to shareholders for approval.

                                                         DATE OF    DATE SUBMITTED
FUND                                                    EXECUTION   TO SHAREHOLDERS
----                                                    ---------   ---------------
AXA Rosenberg U.S. Small Capitalization Fund .........  12/30/98       12/28/98
AXA Rosenberg U.S. Discovery Fund ....................   12/1/00        12/4/00
AXA Rosenberg U.S. Large Capitalization Fund .........   3/27/02        3/26/02
AXA Rosenberg International Equity Fund ..............   2/28/00        5/31/00
AXA Rosenberg International Small
  Capitalization Fund ................................  12/30/98       12/28/98
AXA Rosenberg European Fund ..........................    7/9/01         7/6/01
AXA Rosenberg U.S. Long/Short Equity Fund ............   3/27/02        3/26/02
AXA Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund .............................  12/30/98       12/20/98
AXA Rosenberg Value Long/Short Equity Fund ...........   2/28/00       12/28/98
AXA Rosenberg Global Long/Short Equity Fund ..........    6/1/00        5/31/00

TRUSTEES' CONSIDERATIONS


The Trustees, including the Independent Trustees voting separately, approved each Proposed Management Agreement at a meeting held on November 3, 2003, subject to approval by each Fund's shareholders and, if the new advisory and subadvisory arrangements are approved by some, but not all, of the Voting Funds, a determination by the Trustees that implementation is appropriate. The Trustees also held meetings on September 10 and October 15, 2003, to consider each Proposed Management Agreement and ask questions of representatives of CSIM. The Independent Trustees also held separate meetings in person or by telephone on August 6, August 29, September 10, September 16, September 24 and October 15, 2003 to discuss each Proposed Management Agreement and other information provided by AXA Rosenberg or CSIM pursuant to their requests. The Trustees received written and oral information from CSIM regarding CSIM's key personnel and its experience in managing mutual funds. The Trustees reviewed CSIM's qualifications to act as investment adviser to the Funds. In response to public filings and private conversations with representatives of CSIM regarding investigations and allegations of market timing and late day trading at U.S. Trust Corporation, a subsidiary of the Charles Schwab Corporation, the Trustees considered CSIM's confirmation to the Trustees that, to date, it has found no improper or illegal trading by CSIM personnel for their own accounts, or any special arrangements between CSIM and third parties to permit market timing or illegal late day trading of the SchwabFunds. In recommending that shareholders approve each Proposed Management Agreement, the Trustees carefully evaluated the experience of CSIM's key personnel in institutional investing and the quality of services CSIM is expected to provide to each Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the nature and quality of services expected to be rendered to each Fund by CSIM; (3) the benefits that might accrue to the Funds, including increased efficiencies and economies of scale, as a result of the size and depth of CSIM's and its affiliates' mutual fund organizations; (4) the distinct investment objectives and policies of each Fund; (5) the history, reputation, qualification and background of CSIM, as well as the qualifications of its personnel and its financial condition; (6) its performance record; (7) CSIM's compliance infrastructure, including systems and procedures designed to comply with recent federal regulations affecting mutual funds; (8) CSIM and its affiliates' ability to support the growth of assets invested in the Funds; (9) CSIM's experience overseeing, monitoring and supervising the services of subadvisers to certain funds for which it currently serves as investment adviser; and (10) other factors deemed relevant. The Trustees also reviewed the fees to be paid to CSIM by each Fund under each Proposed Management Agreement in comparison to those being charged generally in the relevant segment of the mutual fund business. The Trustees also took into account that the potential benefits that might accrue to the Funds in the areas of increased efficiency and economies of scale are less likely to be achieved in the event that some, but not all, Funds approve the Proposals. Furthermore, the Trustees considered that the Funds are part of a fund family and therefore they believed it was in the best interests of each Fund and its shareholders to preserve the diversity of offerings of such fund family by implementing the Proposals with respect to all of the Funds together.

Based on this evaluation, the Trustees considered whether each Proposed Management Agreement is in the best interests of each Fund and the Fund's shareholders. One of the issues influencing the Trustees' decision was the fact that despite the change in investment adviser, the investment objective of each Voting Fund will remain the same, and the investment strategies, policies, restrictions, and current policy with respect to redemption fees of each Voting Fund will remain substantially the same. The Trustees considered that it is expected that the Voting Funds' shares will be subject to the same or a lower operating expense ratio as a result of the change in advisory arrangements. They also considered the potential for a larger long-term shareholder base as a result of CSIM's involvement, which would result in certain expenses being spread over a larger pool of assets and potentially lower transaction costs to the Funds. They discussed the various challenges to maintaining or increasing the Funds' assets over the long term and how the proposed relationship with CSIM could address those challenges. Furthermore, after adoption of each Proposed Management Agreement, AXA Rosenberg will continue to manage the assets of each Fund as subadviser to the Funds. Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any of the potential benefits described above will be realized, the Trustees concluded that each Proposed Management Agreement would be in the best interest of each Fund and its shareholders.

ABOUT CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. (CSIM)

CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.


As of December 4, 2003, CSIM managed 49 mutual funds and approximately $138.6 billion in assets. Information about those funds managed by CSIM with investment objectives and policies similar to those of the Funds is set forth below.


PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS -- Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

NAME                          POSITION
----                          --------
Randall W. Merk ...........   Director, President and Chief Executive Officer

Charles R. Schwab .........   Chairman and Director

Stephen B. Ward ...........   Director, Senior Vice President and Chief Investment
                              Officer

SIMILAR FUNDS MANAGED BY CSIM

CSIM is the investment adviser for the following funds that have investment objectives and policies similar to those of the Funds in that each invests primarily in equity securities using "quantitative" investment methodologies.



                                     NET ASSETS
                                       AS OF              CONTRACTUAL               EFFECTIVE
                                    SEPTEMBER 30,           RATE OF                  RATE OF
FUND                                    2003            COMPENSATION %*          COMPENSATION %**
----                                -------------       ---------------          ----------------
Schwab Core Equity Fund .........    $224,883,714    0.54% on first $500,000,        0.41%+
                                                     0.49% on all other assets

Schwab Dividend
  Equity Fund ...................    $163,859,723    0.85% on all assets                ***

Schwab Hedged
  Equity Fund ...................    $ 34,507,182    1.75% on all assets             1.35%+

Schwab Small-Cap
  Equity Fund ...................    $ 40,060,175    1.05% on all assets                ***


----------------

* These fees are paid to CSIM for the services it provides as investment adviser and administrator to each fund.
**   Net of fee waivers and expense reimbursements.
*** These Funds have not been in operation for a complete fiscal year. Therefore, information on CSIM's effective rates of compensation is not yet available.
+ These figures are provided for each Fund's fiscal year ending October 31, 2003.

                                   PROPOSAL 3

  TO APPROVE AXA ROSENBERG AS AN INVESTMENT SUBADVISER FOR EACH VOTING FUND BY
    APPROVING A SUBADVISER AGREEMENT AMONG CSIM, AXA ROSENBERG AND THE TRUST
                         ON BEHALF OF EACH VOTING FUND.


BACKGROUND


At a meeting of the Board of Trustees held on November 3, 2003, the Board, including the Independent Trustees voting separately, unanimously approved a Subadviser Agreement among CSIM, AXA Rosenberg and the Trust on behalf of each Fund (each a "Proposed Subadviser Agreement"). The Board also recommended that each Proposed Subadviser Agreement be submitted to shareholders of each Fund for approval.


SUMMARY OF THE PROPOSED SUBADVISER AGREEMENT

A summary of the Proposed Subadviser Agreements and information about AXA Rosenberg are provided below. A form of the Proposed Subadviser Agreement is attached as Exhibit B to this proxy statement, and the following description of the Proposed Subadviser Agreement is qualified in its entirety by reference to such Exhibit.


DUTIES UNDER THE PROPOSED SUBADVISER AGREEMENT -- Under each Proposed Subadviser Agreement, AXA Rosenberg, at its expense, will furnish continuously an investment program for the particular Fund and will make investment decisions on behalf of such Fund and place all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees. Under each Proposed Subadviser Agreement, CSIM and the Trust have agreed that CSIM shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the particular Fund so long as AXA Rosenberg is subadviser, subject only to CSIM's general supervisory obligations.

STANDARD OF CARE -- Each Proposed Subadviser Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of AXA Rosenberg, or reckless disregard of its obligations and duties thereunder, AXA Rosenberg shall not be subject to any liability to CSIM, to the Trust, to any Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under each Proposed Subadviser Agreement. This standard of care is substantially similar to the standard of care to which AXA Rosenberg is currently held under the current management agreements.

PORTFOLIO TRANSACTIONS -- The portfolio transaction-related provisions of each Proposed Subadviser Agreement are substantially similar to those of the current management agreements. Each Proposed Subadviser Agreement authorizes

AXA Rosenberg to select brokers and dealers to execute portfolio transactions, subject to the brokerage policies established by the Trustees and AXA Rosenberg's overall obligation to seek the most favorable price and execution for the particular Fund. In selecting a broker or dealer, AXA Rosenberg shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial ability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to AXA Rosenberg in writing, AXA Rosenberg shall not be deemed to have acted unlawfully or to have breached any duty created by any Proposed Subadviser Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services to AXA Rosenberg or any affiliated person of AXA Rosenberg an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if AXA Rosenberg determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or AXA Rosenberg's overall responsibilities with respect to the particular Fund and to other clients of AXA Rosenberg and any affiliated person of AXA Rosenberg as to which AXA Rosenberg or any affiliated person of AXA Rosenberg exercises investment discretion. It is expected that AXA Rosenberg's policy with respect to the selection of brokers and the use of "soft dollars" will continue under the Proposed Management and Subadviser Agreements.

DURATION AND TERMINATION -- Each Proposed Subadviser Agreement shall be in effect until two years from its execution date and thereafter shall be continued for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the particular Fund or by the Board of Trustees, and (b) by the vote of a majority of the Trustees who are not parties to such Proposed Subadviser Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Proposed Subadviser Agreement may be terminated at any time by the vote of a majority of the particular Fund's outstanding voting securities or by a vote of the entire Board of Trustees on sixty days' written notice to AXA Rosenberg or by AXA Rosenberg on sixty days' written notice to the Trust. Each Proposed Subadviser Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). Each Proposed Subadviser Agreement shall not be amended except by a writing executed by each of the parties thereto. In certain circumstances, AXA Rosenberg shall be entitled to payment by CSIM (not the Fund) in the event of AXA Rosenberg's termination with respect to a particular Fund.

COMPENSATION

The Funds do not pay AXA Rosenberg's compensation under the Proposed Subadviser
Agreements: CSIM pays it, and for any given year it will never be payable at a rate that exceeds 55% (90% in the case of the AXA Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Proposed Management Agreements described above. The compensation payable by CSIM to AXA Rosenberg in respect of each Fund under the respective Proposed Subadviser Agreement is payable quarterly (at the end of each quarter) as a portion of such Fund's average daily net assets, and, beginning one year after AXA Rosenberg becomes subadviser, will be adjusted (up or down) if such Fund outperforms or underperforms its benchmark by 1.0%, 2% and 2.5% for Group A, B and C Funds, respectively, or more. This way, AXA Rosenberg has monetary incentive to achieve good performance and avoid poor performance for each Fund. Starting in 2008 and in each year thereafter, AXA Rosenberg may be entitled to an additional rate of compensation from CSIM if the assets under management for all Funds (other than the AXA Rosenberg U.S. Small Capitalization Fund, but including the AXA Rosenberg VIT Value Long/Short Equity Fund) have not reached certain levels, but, as noted above, it will never be entitled to a rate of compensation that is more than 55% (90% in the case of the AXA Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by each Fund under the Proposed Management Agreements. AXA Rosenberg's compensation is described in detail on Schedule A to the Form of Proposed Subadviser Agreement, which is attached as Exhibit B to this Proxy Statement, and the following summary is qualified in its entirety by the Form of Proposed Subadviser Agreement and Schedule A thereto.

Base Subadvisory Fee

This section describes the base subadvisory fee payable by CSIM to AXA Rosenberg. As described more fully below, CSIM will pay a flat fee to AXA Rosenberg in respect of each Fund's average daily net assets up to the amount of assets in such Fund at the time AXA Rosenberg becomes subadviser (the Fund's "Existing Assets"). The following paragraph describes this component of AXA Rosenberg's compensation. With respect to assets in excess of a Fund's Existing Assets, the fee arrangements are proposed to be different for the AXA Rosenberg U.S. Small Capitalization Fund than for the other Funds. The following subsections describe the arrangements for the other Funds and the AXA Rosenberg U.S. Small Capitalization Fund, respectively, with respect to those assets. Please remember, however, that all the fees described on this and the following three pages are paid by CSIM to AXA Rosenberg; they do not affect how much you pay or your Fund pays.

Unless the fee payable to CSIM under the Proposed Management Agreements is increased by a Fund's shareholders (in which case the base subadvisory fee would also be increased), the base subadvisory fee payable by CSIM to AXA Rosenberg will never exceed the percentage listed in the table below in the "Existing Assets" row of any Fund's average daily net assets on an annual basis, and it will be lower than that for Fund assets above certain thresholds, as described below. As shown in the table below, CSIM will pay AXA Rosenberg a percentage (on an annual basis) of each Fund's Existing Assets.

All Funds other than the AXA Rosenberg U.S. Small Capitalization Fund. For any quarter during which a Fund's average daily net assets exceed its Existing Assets, CSIM will pay AXA Rosenberg a lower percentage (on an annual basis) of such Fund's portion, if any, of the average daily net assets of all Funds (excluding the assets of the AXA Rosenberg U.S. Small Capitalization Fund, but including the assets of the AXA Rosenberg VIT Value Long/Short Equity Fund) that exceed the aggregate Existing Assets of all such Funds, but fall short of $2.5 billion (the Fund's "Second Tier Assets"). For any quarter during which a Fund's average daily net assets exceed its Existing Assets AND the average daily net assets of all Funds (excluding the assets of the AXA Rosenberg U.S. Small Capitalization Fund, but including the assets of the AXA Rosenberg VIT Value Long/Short Equity Fund) exceed $2.5 billion, CSIM will pay AXA Rosenberg a still lower percentage (on an annual basis) of such Fund's portion of such excess (the Fund's "Third Tier Assets").

AXA Rosenberg U.S. Small Capitalization Fund. The base annual subadvisory fee payable to AXA Rosenberg by CSIM with respect to the AXA Rosenberg U.S. Small Capitalization Fund may also be adjusted if the gross advisory fee payable to CSIM by the Fund is adjusted by the Trustees or the Fund's shareholders, and will also be subject to "break points," currently as follows (on an annualized basis): 0.72% of the Fund's average daily net assets up to its Existing Assets; and 0.405% of the Fund's average daily net assets in excess of the Existing Assets.



FUND                                                         BASE SUBADVISORY FEE*
----                                                         ---------------------
AXA Rosenberg U.S. Discovery Fund ....................   0.405% of Existing Assets
                                                         0.36% of Second Tier Assets
                                                         0.27% of Third Tier Assets

AXA Rosenberg U.S. Large Capitalization Fund .........   0.338% of Existing Assets
                                                         0.30% of Second Tier Assets
                                                         0.225% of Third Tier Assets

AXA Rosenberg International Equity Fund ..............   0.383% of Existing Assets
                                                         0.34% of Second Tier Assets
                                                         0.255% of Third Tier Assets

AXA Rosenberg International Small
 Capitalization Fund .................................   0.45% of Existing Assets
                                                         0.40% of Second Tier Assets
                                                         0.30% of Third Tier Assets

FUND                                                         BASE SUBADVISORY FEE*
----                                                         ---------------------
AXA Rosenberg European Fund ..........................   0.338% of Existing Assets
                                                         0.30% of Second Tier Assets
                                                         0.225% of Third Tier Assets

AXA Rosenberg U.S. Long/Short Equity Fund ............   0.5625% of Existing Assets
                                                         0.50% of Second Tier Assets
                                                         0.375% of Third Tier Assets

AXA Rosenberg U.S. Large/Mid Capitalization
 Long/Short Equity Fund ..............................   0.45% of Existing Assets
                                                         0.40% of Second Tier Assets
                                                         0.30% of Third Tier Assets

AXA Rosenberg Value Long/Short Equity Fund ...........   0.675% of Existing Assets
                                                         0.60% of Second Tier Assets
                                                         0.45% of Third Tier Assets

AXA Rosenberg Global Long/Short Equity Fund ..........   0.675% of Existing Assets
                                                         0.60% of Second Tier Assets
                                                         0.45% of Third Tier Assets

AXA Rosenberg U.S. Small Capitalization Fund .........   0.72% of Existing Assets
                                                         0.405% of All other Assets



----------------

* As noted above, the rates for any Fund set forth in the table are expected to be adjusted if the gross advisory fee rates payable to CSIM by such Fund are adjusted by the Trustees or the shareholders of such Fund.

Performance Adjustment.

As noted above, the compensation payable to AXA Rosenberg by CSIM under the Proposed Subadviser Agreements is structured to provide monetary incentive to AXA Rosenberg to achieve good performance and avoid poor performance. In particular, AXA Rosenberg's compensation in respect of a Fund will be increased for any quarter in which such Fund's performance exceeds that of its benchmark by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds (as listed in the table below), respectively.



        GROUP A                 GROUP B                      GROUP C
        -------                 -------                      -------
        U.S. Large             U.S. Small          U.S. Long/Short Equity Fund
  Capitalization Fund     Capitalization Fund     U.S. Large/Mid Capitalization
 International Equity     U.S. Discovery Fund        Long/Short Equity Fund
          Fund            International Small     Value Long/Short Equity Fund
      European Fund       Capitalization Fund     Global Long/Short Equity Fund



Conversely, AXA Rosenberg's compensation will be decreased for any quarter in which a Fund's performance falls short of its benchmark's performance by more than 1.0%, 2.0% or 2.5% for Group A, B or C Funds, respectively. More specifically, the fee payable to AXA Rosenberg will be increased or decreased by a performance component (the "Performance Adjustment") that will vary proportionately with the difference between (a) the investment performance of the relevant Fund over a rolling three-year period* minus the investment record of the respective benchmark set forth in Exhibit C over the same period, expressed as a percentage, whether the result is positive or negative, and (b)
(i) 1.0% for Group A Funds, (ii) 2.0% for Groups B Funds, or 2.5% for Group C Funds. The Performance Adjustment (whether positive or negative) for a Fund will never be charged at a rate that exceeds 5% of the gross advisory fee rate payable to CSIM with respect to such Fund (the "Maximum Performance Adjustment"). The Maximum Performance Adjustment will be made when the Fund's performance reaches plus or minus 2.0%, 4.0% and 5.0% in relation to the relevant benchmark for funds falling within Groups A, B and C, respectively (the "Maximum Adjustment Performance Point"). There will be no Performance Adjustment when the performance difference (between the Fund and the relevant benchmark) is between 1% and -1% for Group A Funds, 2% and -2% for Group B Funds, or 2.5% and -2.5% for Group C Funds and, starting at 1% or -1% (as the case may be) for Group A Funds, 2% or -2% (as the case may be) for Group B Funds, or 2.5% or -2.5% (as the case may be) for Group C Funds, it shall increase (or decrease in the case of a negative Performance Adjustment) based on a constant ratio until the Maximum Adjustment Performance Point is reached.

The following table provides examples of how different levels of Fund performance will generate different adjustments to the compensation payable by CSIM to AXA Rosenberg under the proposed arrangements.



PERCENTAGE BY WHICH                           PERFORMANCE ADJUSTMENT
FUND PERFORMANCE                      (AS A PERCENTAGE OF THE GROSS RATE OF
EXCEEDS OR FALLS SHORT              COMPENSATION PAYABLE BY EACH FUND TO CSIM)
OF ITS BENCHMARK'S                    FUND             FUND            FUND
PERFORMANCE                         GROUP A          GROUP B         GROUP C
5.0% (and all higher 0/0s)             5%               5%              5%
4.5%                                   5%               5%              4%
4.0%                                   5%               5%              3%
3.5%                                   5%            3.75%              2%
3.0%                                   5%             2.5%              1%
2.5%                                   5%            1.25%              0
2.0%                                   5%               0               0
1.5%                                 2.5%               0               0
1.0%                                   0                0               0

* Until AXA Rosenberg has been subadviser for twelve calendar quarters (including the quarter in which it becomes subadviser), the rolling period will be the period that has elapsed since AXA Rosenberg has been subadviser. No Performance Adjustment will be made until AXA Rosenberg has been subadviser for at least four calendar quarters (including such quarter).

PERCENTAGE BY WHICH                           PERFORMANCE ADJUSTMENT
FUND PERFORMANCE                      (AS A PERCENTAGE OF THE GROSS RATE OF
EXCEEDS OR FALLS SHORT              COMPENSATION PAYABLE BY EACH FUND TO CSIM)
OF ITS BENCHMARK'S                    FUND             FUND            FUND
PERFORMANCE                         GROUP A          GROUP B         GROUP C
 0.5%                                  0                 0               0
-0.5%                                  0                 0               0
-1.0%                                  0                 0               0
-1.5%                                -2.5%               0               0
-2.0%                                 -5%                0               0
-2.5%                                 -5%             -1.25%             0
-3.0%                                 -5%             -2.5%             -1%
-3.5%                                 -5%             -3.75%            -2%
-4.0%                                 -5%               -5%             -3%
-4.5%                                 -5%               -5%             -4%
-5.0% (and all lower 0/0s)            -5%               -5%             -5%



Assets Under Management Adjustment (Applicable to all Funds except the AXA Rosenberg U.S. Small Capitalization Fund).

Finally, to protect AXA Rosenberg, its compensation from CSIM for each Fund will be adjusted upward if the Funds do not grow as planned over the first few years after the proposed new management and subadvisory arrangements are in place; bear in mind, however, that for any given year it will never exceed 55% (90% in the case of the AXA Rosenberg U.S. Small Capitalization Fund) of the gross rate of compensation payable to CSIM by any Fund under the Proposed Management Agreements. As noted above, beginning in 2008, CSIM will pay AXA Rosenberg a higher percentage of a Fund's average daily net assets if the average daily net assets of all Funds (excluding the AXA Rosenberg U.S. Small Capitalization Fund, but including the AXA Rosenberg VIT Value Long/Short Equity Fund) have not reached certain thresholds. Specifically, if the Funds collectively (excluding the AXA Rosenberg U.S. Small Capitalization Fund, but including the AXA Rosenberg VIT Value Long/Short Equity Fund) have not achieved assets under management of at least $2.025 billion and the S&P 500 Index[RegTM] is above 1,000 by calendar year-end 2007, the base subadvisory fee for 2008 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

In the event that the Funds collectively (excluding the AXA Rosenberg U.S. Small Capitalization Fund, but including the AXA Rosenberg VIT Value Long/Short Equity Fund) have not achieved assets under management of at least $2.775 billion and the S&P 500 Index[RegTM] is above 1,000 by calendar year-end 2008, then the base subadvisory fee for 2009 will be increased by an amount equal to 5% of the gross base investment advisory fee payable to CSIM with respect to each Fund.

For each year thereafter, in the event that (i) the Funds collectively (excluding the AXA Rosenberg U.S. Small Capitalization Fund, but including the AXA Rosenberg VIT Value Long/Short Equity Fund) have not by year-end achieved 50% of the end of period assets under management target (which shall not be lower than the 2007 target) recommended by CSIM and AXA Rosenberg, and (ii) the S&P 500 Index[RegTM] is above 1,000, then the base subadvisory fee for the following year will be adjusted upward by an amount equal to 5% of the gross base investment subadvisory fee payable to CSIM with respect to each Fund.

In each case, the Performance Adjustment and the assets under management adjustment will be made independently of each other.

TRUSTEES' CONSIDERATIONS

The Trustees, including the Independent Trustees voting separately, approved the Proposed Subadviser Agreement for each Fund at a meeting held on November 3, 2003, subject to approval by each Fund's shareholders and, if the new advisory and subadvisory arrangements are approved by some but not all of the Voting Funds, a determination by the Trustees that implementation is appropriate. The Trustees also held meetings on September 10 and October 15, 2003 to consider the Management Agreement and ask questions of representatives of CSIM and AXA Rosenberg. The Independent Trustees also held separate meetings in person or by telephone on August 6, August 29, September 10, September 16, September 24 and October 15, 2003 to discuss each Proposed Subadviser Agreement and other information provided by CSIM and AXA Rosenberg pursuant to their requests. The Trustees received written and oral information from AXA Rosenberg regarding AXA Rosenberg's key personnel. The Trustees reviewed AXA Rosenberg's qualifications to act as subadviser and its track record as investment adviser to the portfolios. In recommending that shareholders approve each Proposed Subadviser Agreement, the Trustees carefully evaluated the experience of AXA Rosenberg's key personnel in institutional investing and the quality of services AXA Rosenberg is expected to provide, and has in the past provided, to each Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds, including those that have subadvisory relationships;
(2) the performance of the Funds since commencement of operations; (3) the nature and quality of services expected to be rendered to each Fund by AXA Rosenberg; (4) the distinct investment objectives and policies of the Funds;
(5) the history, reputation, qualification and background of AXA Rosenberg as well as the qualifications of its personnel and its financial condition; (6) its performance record; and (7) other factors deemed relevant. The Trustees also reviewed the fees to be paid to AXA Rosenberg under the agreement in comparison to those being charged in the relevant segment of the mutual fund business and considered the appropriateness of the weighting given to the fixed and variable components of such fees. Also influencing the Board's decision were considerations of whether the Performance Adjustment is reasonably structured, and in particular whether it (a) will unduly reward AXA Rosenberg for random short-term fluctuations in the market, (b) will be measured against appropriate indices of securities, (c) will give rise to significant costs in connection with the implementation or adjustment of such indices, or (d) will give rise to volatility in AXA Rosenberg's fee revenues that would have a significant impact on its financial health and, in particular, on its ability to provide quality services to the Funds. In this regard, the Trustees also considered the fact that CSIM, and not the shareholders of any Fund, would pay or recoup any Performance Adjustment to the fee payable to AXA Rosenberg.


Based on this evaluation, the Trustees considered whether each Proposed Subadviser Agreement would be in the best interests of each Fund and the Fund's shareholders. One of the issues influencing the Trustees' decision was that either AXA Rosenberg or its predecessor has been the investment adviser to the Funds since their inception, and that it will continue to manage the assets of each Fund on a day-to-day basis. Accordingly, for the reasons noted above, together with other factors and information considered relevant, the Trustees concluded that each Proposed Subadviser Agreement would be in the best interest of each Fund and the Fund's shareholders.

ABOUT AXA ROSENBERG INVESTMENT MANAGEMENT, LLC

AXA Rosenberg is wholly-owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P.


AXA IM Rose Inc. is wholly-owned by AXA IM Holdings U.S. Inc. AXA IM Holdings Inc. is wholly-owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA Assurances IARD, a French societe anonyme, AXA UK Plc, a British public limited company, AXA Colonia Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly).


Finaxa, a French holding company, beneficially owns more than 25% of the voting securities of, and therefore controls, AXA SA. Mutuelles Axa, a group of four French mutual insurance companies, one of which controls Finaxa, acting as a group, controls both AXA SA and Finaxa. Rosenberg Alpha L.P. is controlled by Barr Rosenberg as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg.

AXA Rosenberg is located at Four Orinda Way, Building E, Orinda, California
94563.

The following is a list of the directors and principal executive officers of AXA Rosenberg. The principal business address of the directors and the principal executive officers, as it relates to their duties at AXA Rosenberg, is the same as the address for AXA Rosenberg.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

NAME                                         POSITION
----                                         --------
Stephane Prunet ........... Global Chief Executive Officer
Edward H. Lyman ........... President
Kenneth Reid .............. Global Chief Investment Officer
William E. Ricks .......... Chief Executive Officer and Chief Investment Officer
                             of North America
Barr Rosenberg ............ Chairman

EMPLOYEES OF AXA ROSENBERG WHO ARE OFFICERS OF THE FUNDS

Listed below are the names of each current officer of the Funds who is also an officer or employee of AXA Rosenberg.

                            POSITION WITH                  POSITION WITH
NAME                          THE FUNDS                    AXA ROSENBERG
----                          ---------                    -------------
Edward H. Lyman ........ President                   President
Kenneth Reid ........... Trustee                     Global Chief Investment Officer
Thomas Mead ............ Vice President              Director, Research
Heidi Khashabi
  Ridley ............... Vice President              Managing Director,
                                                     AXA Rosenberg
                                                     Mutual Funds
Sara Donaldson ......... Vice President/Compliance   US Compliance Director
                          Officer/Clerk
Richard L. Saalfeld..... Vice President              Director, Business Development
William Wiebe .......... Vice President and Chief    Chief Legal Counsel
                          Legal Officer

SIMILAR FUNDS MANAGED BY AXA ROSENBERG


Except for the sole series of the Barr Rosenberg Variable Insurance Trust -- the AXA Rosenberg VIT Value Long/Short Equity Fund (whose (i) net assets as of September 30, 2003 were $9,470,128.16, (ii) contractual rate of compensation is 1.50% and (iii) effective rate of compensation is not known because this fund has not been operational for a complete fiscal year) -- which is managed by AXA Rosenberg as a variable-insurance-product clone of the AXA Rosenberg Value Long/ Short Equity Fund, AXA Rosenberg does not act as investment adviser for any mutual funds that have investment objectives similar to the Funds.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is not required to hold annual shareholders' meetings and does not intend to do so. The Trust may hold special meetings as required or deemed desirable by its Board of Trustees or for other purposes.


Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at 3435 Stelzer Road, Columbus, OH 43219. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.


                            ADDITIONAL INFORMATION

INFORMATION ABOUT TRUST OFFICERS


The table below provides basic information about the Trust's current officers. The mailing address of each officer is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219. There is no stated term of office for the officers of the Trust. If shareholders approve the proposals, it is anticipated that the Board of Trustees will replace certain officers with individuals who are employees of CSIM.

                               POSITION WITH
                               THE TRUST AND
                                THE LENGTH              BUSINESS EXPERIENCE
NAME                          OF TIME SERVED        DURING THE PAST FIVE YEARS
----                          --------------        --------------------------
Edward H. Lyman, 60 ......... President        President, AXA Rosenberg Group LLC,
                              8 Months;        May 2002 to present; Chief Operating
                              Vice President   Officer, AXA Rosenberg Group LLC,
                              7 Years          January 1999 to April 2002; Chief
                                               Executive Officer, AXA Rosenberg
                                               Global Services LLC, January 1999 to
                                               April 2002; Executive Vice President,
                                               Barr Rosenberg Investment
                                               Management, Inc. and General Counsel
                                               to the Rosenberg Group of companies,
                                               1990 to 1998.

                               POSITION WITH
                               THE TRUST AND
                                THE LENGTH              BUSINESS EXPERIENCE
NAME                          OF TIME SERVED        DURING THE PAST FIVE YEARS
----                          --------------        --------------------------
Sara Donaldson, 44 ............. Vice             U.S. Compliance Director, AXA
                                 President/       Rosenberg Global Services LLC,
                                 Compliance       January 2003 to present; Global
                                 Officer 1        Services Coordinator and Paralegal,
                                 Year;            AXA Rosenberg Global Services LLC,
                                 Clerk 5 Years    January 1999 to January 2003;
                                                  Paralegal, Barr Rosenberg Investment
                                                  Management, September 1997 to
                                                  December 1998.

Elizabeth Lawrence, 39 ......... Vice President   Senior Vice President, BISYS Fund
                                 14 months        Services, 2001 to present; Vice
                                                  President and Senior Manager, Client
                                                  Services and Operations, PFPC, Inc.,
                                                  1999 to 2001; Director of Client
                                                  Services, PFPC, Inc., 1997 to 1999.

Thomas Mead, 55 ................ Vice President   Global Research Director, Barr
                                 8 Months         Rosenberg Research Center LLC, May
                                                  2002 to present; Deputy Director, Barr
                                                  Rosenberg Research Center LLC,
                                                  January 1999 to April 2002; Director,
                                                  Strategy Implementation, Rosenberg
                                                  Institutional Equity Management,
                                                  January 1994 to December 1998.

Heidi Khashabi Ridley,
  34 ........................... Vice President   Managing Director, AXA Rosenberg
                                 8 Months         Mutual Funds, a division of AXA
                                                  Rosenberg Investment Management
                                                  LLC, January 2003 to present; Senior
                                                  Vice President, Wells Fargo Funds
                                                  Management Group LLC, April 2001
                                                  to January 2003; Managing Director
                                                  & Principal, Montgomery Asset
                                                  Management LLC, May 1992 to April
                                                  2001.

                                 POSITION WITH
                                 THE TRUST AND
                                   THE LENGTH              BUSINESS EXPERIENCE
NAME                             OF TIME SERVED        DURING THE PAST FIVE YEARS
----                             --------------        --------------------------
Richard L. Saalfeld, 60 ......... Vice President   Director, Business Development,
                                  8 Months;        AXA Rosenberg Investment
                                  President        Management, LLC, January 2003 to
                                  4 Years          present; President and Chief
                                                   Executive Officer, AXA Rosenberg
                                                   Mutual Funds, a division of AXA
                                                   Rosenberg Investment Management
                                                   LLC, January 1999 to January 2003;
                                                   President and Chief Executive Officer
                                                   of mutual fund unit of Rosenberg
                                                   Institutional Equity Management,
                                                   June 1996 to December 1998.

Troy Sheets, 32 ................. Chief            Vice President of Financial Services,
                                  Financial        BISYS Fund Services, 2002 to
                                  Officer          present; Senior Manager, KPMG LLP,
                                  14 Months        1993 to 2002.

William R. Weibe, 43 ............ Vice             Chief Legal Counsel, AXA Rosenberg
                                  President/       Global Services LLC, September
                                  Chief Legal      1998 to present.
                                  Officer 5
                                  Months

Ryan Louvar, 31 ................. Clerk 14         Counsel of Legal Services, BISYS
                                  Months           Fund Services, 2000 to present;
                                                   Attorney, Hill, Farrer & Burrill LLP,
                                                   1999 to 2000; Attorney, Knapp
                                                   Petersen & Clarke, PC, 1997 to 1999.

Alaina V. Metz, 36 .............. Assistant        Vice President, BISYS Fund Services,
                                  Clerk 6 Years    1995 to present.

INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

The Funds' independent accountant is PricewaterhouseCoopers LLP ("PwC").

PwC conducts an annual audit of the Funds' financial statements, assists in the preparation of the Funds' federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation. During the Audit Committee's most recent consideration of whether to recommend PwC as independent accountants for the Funds, the Audit Committee considered whether the provision of any non-audit services to the Funds by PWC was compatible with maintaining PwC's independence.


Representatives of PwC are not expected to be present at the Meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


AUDIT FEES -- The aggregate fees billed for professional services rendered for the audit of the Funds' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' reports to shareholders were $231,375.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES -- The were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Funds, AXA Rosenberg or any entity that controls, is controlled by or is under common control with AXA Rosenberg that provides services to the Funds.

ALL OTHER FEES -- There were $733,374 in fees billed by PwC for the most recent fiscal year for other services provided to the Funds, AXA Rosenberg and any entity that controls, is controlled by or is under common control with AXA Rosenberg that provides services to the Funds.

ABOUT THE TRUST

5% OWNERSHIP INFORMATION


To the knowledge of the Trust as of December 5, 2003, the following persons owned beneficially or of record more than 5% of the noted class of shares of the noted Fund. The Funds have no knowledge as to whether the listed beneficial owner has the right to acquire beneficial ownership of shares of any class of a Fund.



                                                             Percent of the
                                                              Class Total
                                                              Assets Held
                                                                 by the
Fund/Class                              No. of Shares         Shareholder
----------                              -------------        --------------
AXA ROSENBERG ENHANCED 500-INST

EQUITABLE LIFE ASSURANCE SOCIETY OF THE
UNITED STATES
1290 AVENUE OF THE AMERICAS 12TH FL
C/O ROSEMARIE SHOMSTEIN
NEW YORK NY 10104 .....................     500,000              85.92%

                                                             Percent of the
                                                              Class Total
                                                              Assets Held
                                                                 by the
Fund/Class                              No. of Shares         Shareholder
----------                              -------------        --------------
CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ...............    80,950.737             13.91%

AXA ROSENBERG ENHANCED 500-INV

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 ............   154,558.073             56.55%

CNA TRUST CORPORATION
THE COMFORT EMPLOYEE 401K PSP
PO BOX 5024
COSTA MESA CA 92628-5024 .............    36,171.321             13.23%

WEXFORD SECURITIES LLC FBO
MS MARIA C RIVERA-DEROSALES
10609 WHEELHOUSE CIR
BOCA RATON FL 33428-1217 .............    18,937.049              6.93%

WEXFORD SECURITIES LLC FBO
WEXFORD CLEARING C F
15122 SW 74TH PL
IRA DTD 05 22 03
MIAMI FL 33158-2141 ..................    14,676.231              5.37%

AXA ROSENBERG EUROPEAN-INST

SPS SOCIETE DE PLACEMENTS SELECTIONNES
46 AVENUE DE LA GRANDE ARMEE
PARIS FRANCE 067 75017 ...............   764,056.307             99.38%

AXA ROSENBERG EUROPEAN-INV

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 07303-9998 ............     1,066.305             82.68%

BARR ROSENBERG FUNDS DISTRIBUTOR INC
60 STATE ST
ATTN LEGAL SERVICES
BOSTON MA 02109 ......................       223.403             17.32%

                                                             Percent of the
                                                              Class Total
                                                              Assets Held
                                                                 by the
Fund/Class                              No. of Shares         Shareholder
----------                              -------------        --------------
AXA ROSENBERG GLOBL LONG/SHORT
EQTY-INST

BARR & JUNE ROSENBERG FOUNDATION
17 LA PUNTA
ORINDA CA 94563 .......................    813,686.58             74.54%

ROSENBERG ALPHA LP
4 ORINDA WAY
ORINDA CA 94563 .......................   215,376.974             19.73%

AXA ROSENBERG GLOBL LONG/SHORT EQTY-INV

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................   502,894.164             57.91%

NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET 32ND FLOOR
NY NY 10041 999 .......................    89,438.443             10.30%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............    82,124.029              9.46%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................    67,645.987              7.79%

AXA ROSENBERG INTL EQUITY-INST

EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS 12TH FL
C/O ROSEMARIE SHOMSTEIN
NEW YORK NY 10104 .....................     1,000,000             86.62%

AXA ROSENBERG GROUP
4 ORINDA WAY
ORINDA CA 94563 .......................   102,647.825              8.89%

                                                           Percent of the
                                                            Class Total
                                                            Assets Held
                                                               by the
Fund/Class                            No. of Shares         Shareholder
----------                            -------------        --------------
AXA ROSENBERG INTL EQUITY-INV

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ............     207,562.735             67.78%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .........      49,704.362             16.23%

NATIONAL FINANCIAL SVCS CORP
FOR EXCLUSIVE BENEFIT OF OUR CUST
200 LIBERTY ST
NEW YORK NY 10281 .................      39,503.891             12.90%

AXA ROSENBERG INTL SMALL CAP-INST

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ............    2,264,225.04             56.94%

NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET 32ND FLOOR
NY NY 10041 999 ...................      678,223.23             17.05%

BOST & CO
PO BOX 3198
MUTUAL FUNDS OPERATIONS
PITTSBURGH PA 15230-3198 ..........     499,886.096             12.57%

FTC & CO
ACCOUNT 9946
PO BOX 173736
DATALYNX
DENVER CO 80217 ...................     284,505.289              7.15%

                                                               Percent of the
                                                                Class Total
                                                                Assets Held
                                                                 by the
Fund/Class                                No. of Shares         Shareholder
----------                                -------------        --------------
AXA ROSENBERG INTL SMALL CAP-INV

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................   1,923,067.612           37.23%

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................   1,196,151.758           23.16%

NATIONAL INVESTOR SERVICES FBO
381-25599-16
55 WATER STREET 32ND FLOOR
NY NY 10041 ...........................      788,732.07           15.27%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............     393,753.309            7.62%

FTC & CO
ACCOUNT 9999
PO BOX 173736
DATALYNX
DENVER CO 80217-3736 ..................     326,328.114            6.32%

AXA ROSENBERG US DISCOVERY-INST

UNION BANK TR NOMINEE
FBO PIPE TRADES DC 36 DB PL-MUTUAL
PO BOX 85484
SAN DIEGO CA 92186 ....................   1,021,696.909           18.75%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............     966,914.074           17.74%

ALA LOCAL ONE INDUSTRY PENSION FUND
113 UNIVERSITY PL
NEW YORK NY 10003 .....................     777,572.552           14.27%

                                                              Percent of the
                                                               Class Total
                                                               Assets Held
                                                                 by the
Fund/Class                               No. of Shares         Shareholder
----------                               -------------        --------------
BNY WESTERN TRUST CO
NORCAL WASTE SYSTEMS INC.
550 KEARNY ST
SAN FRANCISCO CA 94108 ................     693,703.308           12.73%

WEST BEND MUTUAL INSURANCE COMPANY
1900 S 18TH AVE
WEST BEND WI 53095 ....................       478,468.9            8.78%

WELLS FARGO BANK MINNESOTA NA
MISSOURI AUTO CLUB EMP RET PLAN
PO BOX 1533
MINNEAPOLIS MN 55480-1533 .............     428,839.869            7.87%

NORTHERN TRUST CO TRUSTEE FBO
APPLETON COATED 22-16031
PO BOX 92956 CHICAGO IL 60675               286,792.453            5.26%

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................     274,541.226            5.04%

AXA ROSENBERG US DISCOVERY-INV

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............     188,919.159           82.09%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................      17,837.123            7.75%

AXA ROSENBERG US LG/MD CP LNG/SHT EQ-INS

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................   1,027,657.596           47.55%

                                                              Percent of the
                                                               Class Total
                                                               Assets Held
                                                                  by the
Fund/Class                               No. of Shares         Shareholder
----------                               -------------        --------------
NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET 32ND FLOOR
NY NY 10041 999 ......................     571,363.002             26.43%

BARR & JUNE ROSENBERG FOUNDATION
17 LA PUNTA
ORINDA CA 94563 ......................     371,254.307             17.18%

NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
NEW YORK NY 10281 ....................      120,419.25              5.57%

AXA ROSENBERG US LG/MD CP LNG/SHT EQ-INV

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ...............     266,637.116             32.56%

BARR ROSENBERG SERIES TRUST
3435 STELZER ROAD
COLUMBUS OH 43219 ....................      213,484.71             26.07%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 ............     204,353.327             24.95%

AXA ROSENBERG US LRG CAP-INST

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ...............   2,026,638.836             49.11%

AXA CORPORATE SOLUTIONS SA
40 RUE DU COLISEE
PARIS FRANCE 067 75008 ...............    1,108,143.54             26.86%

L RAY ADAMS
OREGON STEEL MILLS INC
1000 SW BROADWAY
PORTLAND OR 97205 ....................      466,948.43             11.32%

                                                              Percent of the
                                                               Class Total
                                                               Assets Held
                                                                  by the
Fund/Class                               No. of Shares         Shareholder
----------                               -------------        --------------
MATTHEW S SHAPIRO & DONALD C JONES
ORTHOPEDIC HEALTHCARE NORTHWEST PC
1200 HILYARD
ATTN DEBRA BRISTER
EUGENE OR 97401 ......................      241,129.111            5.84%

AXA ROSENBERG US LRG CAP-INV

NATIONAL FINANCIAL SERVICES LLC
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
NEW YORK NY 10281 ....................       16,937.421           39.92%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 ............       16,231.839           38.26%

BENJAMIN STOCKTON HOWARD
12703 BRUCEVILLE RD
ELK GROVE CA 95758 ...................        5,197.505           12.25%

AXA ROSENBERG US SMALL CAP-ADV

SMITH BARNEY INC
333 W 34TH ST
NEW YORK NY 10001 ....................      564,009.308           17.27%

FTC AND CO
P O BOX 173736
DENVER CO 80217-3736 .................      282,471.507            8.65%

FAHNESTOCK CO INC F B O
LAURA LEONARD
2315 LINCOLNWOOD DR
EVANSTON IL 60201-2048 ...............      267,850.058            8.20%

AXA ROSENBERG US SMALL CAP-INST

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ...............   18,150,309.039           28.12%

                                                              Percent of the
                                                                Class Total
                                                                Assets Held
                                                                  by the
Fund/Class                                No. of Shares         Shareholder
----------                                -------------        --------------
PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 07303-9998 .............   3,790,089.895             5.87%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................   3,711,806.878             5.75%

AXA ROSENBERG US SMALL CAP-INV

MAC & CO
PO BOX 534005
PITTSBURGH PA 15253 ...................   6,846,529.336            36.87%

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................   4,557,871.743            24.55%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................   3,024,957.565            16.29%

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST
JACKSONVILLE FL 32246 .................   1,199,427.186             6.46%

AXA ROSENBERG VALUE LONG/SHORT
EQTY-INST

LEHMAN BROTHERS SPECIAL FINL INC
3 WORLD FINANCIAL CENTER 6TH FL
NEW YORK NY 10285 .....................   3,432,971.272            39.15%

CHARLES SCHWAB & CO INC .
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................   2,074,940.896            23.66%

                                                               Percent of the
                                                                Class Total
                                                                Assets Held
                                                                   by the
Fund/Class                                No. of Shares         Shareholder
----------                                -------------        --------------
ROSENBERG ALPHA LP
4 ORINDA WAY
ORINDA CA 94563 .......................   1,185,265.918            13.52%

BARR & JUNE ROSENBERG FOUNDATION
17 LA PUNTA
ORINDA CA 94563 .......................     973,475.048            11.10%

AXA ROSENBERG VALUE LONG/SHORT EQTY-INV

CHARLES SCHWAB & CO INC
THE EXCLUSIVE USE OF OUR CUSTOMERS
101 MONTGOMERY ST
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104 ................     880,467.024            27.69%

FTC AND CO
P O BOX 173736
DENVER CO 80217-3736 ..................     519,775.997            16.34%

NATIONAL FINANCIAL SERVICES CORPORATION
ONE WORLD FINANCIAL CENTER
ATTENTION MUTUAL FUNDS DEPT 5TH FLOOR
NEW YORK NY 10281 .....................     419,142.894            13.18%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998 ..............     369,164.482            11.61%

NATIONAL INVESTOR SERVICES FBO
097-50000-19
55 WATER STREET 32ND FLOOR
NY NY 10041 999 .......................     217,104.866             6.83%

SEI TRUST COMPANY
C/O 370 REINVEST
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456 .........................     164,260.651             5.17%

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST


This table shows the number of shares of a Fund beneficially owned by each Trustee and certain executive officers of the Trust as of October 15, 2003. The Trust has no knowledge as to whether any Trustee has the right to acquire beneficial ownership of shares in a Fund. In cases where the amount owned of a Fund is more than 1% of the Fund's assets, the percentage is noted. Unless otherwise noted, each Trustee owns less than 1% of the outstanding shares of the Fund.


                                         NAME AND             AMOUNT
                                       ADDRESS* OF          AND NATURE      PERCENT
                                        BENEFICIAL        OF BENEFICIAL       OF
NAME OF FUND                              OWNER             OWNERSHIP        FUND
------------                           -----------        -------------     -------
AXA Rosenberg U.S. Small
  Capitalization Fund ............   Nils H. Hakansson          3,604         --

AXA Rosenberg U.S. Small
  Capitalization Fund ............   Dwight M. Jaffee       2,921.614         --

AXA Rosenberg U.S. Small
  Capitalization Fund ............   William F. Sharpe          1,306         --

AXA Rosenberg U.S. Small
  Capitalization Fund ............   Kenneth Reid          49,856.792         --

AXA Rosenberg Enhanced
  500 Fund .......................   William F. Sharpe            989         --

AXA Rosenberg International
  Equity Fund ....................   William F. Sharpe          1,015         --

AXA Rosenberg
  International Small
  Capitalization Fund ............   Nils H. Hakansson            418         --

AXA Rosenberg
  International Small
  Capitalization Fund ............   Dwight M. Jaffee         689.767         --

AXA Rosenberg
  International Small
  Capitalization Fund ............   William F. Sharpe          1,255         --

AXA Rosenberg U.S. Large/
  Mid Capitalization
  Long/Short Equity Fund .........   Dwight M. Jaffee         563.247         --

AXA Rosenberg Value
  Long/Short Equity Fund .........   Nils H. Hakansson           1160         --

                                         NAME AND             AMOUNT
                                       ADDRESS* OF          AND NATURE      PERCENT
                                        BENEFICIAL        OF BENEFICIAL       OF
NAME OF FUND                              OWNER             OWNERSHIP        FUND
------------                           -----------        -------------     -------
AXA Rosenberg Value
  Long/Short Equity Fund .........   Dwight M. Jaffee      16,353.018           --
AXA Rosenberg Value
  Long/Short Equity Fund .........   William F. Sharpe          1,162           --
AXA Rosenberg Global
  Long/Short Equity Fund .........   Kenneth Reid          42,644.191        2.15%

----------------
* The address of the Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

OTHER SERVICE PROVIDERS

Barr Rosenberg Funds Distributor, Inc. ("BRFD"), a wholly-owned subsidiary of The BISYS Group, Inc., is the principal underwriter for the Funds. Its principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219. If the proposals are approved by shareholders, it is expected that Schwab will be engaged as principal underwriter for the Funds in lieu of BRFD.


Pursuant to agreements dated January 1, 2003 that, if not renewed, will expire by their terms on September 30, 2005, BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, is the Funds' administrator, transfer agent, dividend paying agent and fund accountant.

Custodial Trust Company, located at 101 Carnegie Center, Princeton, New Jersey 08540, and State Street Bank and Trust Company, Mutual Funds Division, located at Boston, Massachusetts 02102, serve as custodians for the Funds.


FUND TRANSACTIONS

During the fiscal year ended March 31, 2003, the Funds did not pay any brokerage commissions to any affiliate of the Funds.

OTHER BUSINESS


As of the date of this proxy statement, the Trustees know of no business to come before the Meeting other than as set forth in the Notice of the Special Meeting. However, if any other matters come properly before the Meeting, it is their intention that Proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                    EXHIBIT A
                          FORM OF MANAGEMENT AGREEMENT

                           BARR ROSENBERG SERIES TRUST

                               MANAGEMENT CONTRACT

Management Contract executed as of    , 2003, between BARR ROSENBERG SERIES
TRUST, a Massachusetts business trust (the "Trust"), on behalf of the Laudus
Rosenberg         Fund (the "Fund"), and CHARLES SCHWAB INVESTMENT MANAGEMENT,
INC., a Delaware corporation (the "Manager").

                                   WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

(a) Subject always to the control of the trustees of the Trust (the "Trustees") and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities, and (ii) furnish all necessary office space and equipment, provide bookkeeping and clerical services required to perform its duties in clause (i) above and pay all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of the Manager. In the performance of its duties, the Manager will comply with the provisions of the Second Amended and Restated Agreement and Declaration of Trust and By-laws of the Trust, each as amended from time to time, and the Fund's stated investment objectives, policies and restrictions.

(b) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion.

(c) Notwithstanding Section 1(a) above and subject to the provisions of the Second Amended and Restated Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), the Manager, at its expense, may select and contract with an investment sub-adviser (the "Subadviser") for the Fund to perform, subject to the supervision of the Manager, some or all of the services for which it is responsible pursuant to paragraphs (a) and (b) of this Section 1 (including, but not limited to, the selection of brokers). The Manager will compensate the Subadviser for its services to the Fund.

(d) The Manager shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this
     Section 1 other than as provided in Section 3.

2.   OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlling, controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlling, controlled by or under common control with the manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.   COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate (based on the number of days elapsed through the end of the month) of [ ]% of the Fund's net asset value as of the last business day of the month. Such fee shall be payable for each month within five (5) business days after the end of such month.

In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.   ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act); and this Contract shall not be materially amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall continue in effect until _____, 2005 and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Trust's Board of Trustees, and (b) by the vote of a majority of the Trust's trustees who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (c) as otherwise permitted by the 1940 Act or the rules and regulations thereunder. This Contract may be terminated at any time by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Manager or by the Manager on 60 days' written notice to the Trust. Unless terminated automatically as set forth in Section 4, this Agreement may only be terminated in accordance with the provisions of this Section 5.

If the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

6.   CERTAIN DEFINITIONS

For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.   NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to the Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

8.   LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, BARR ROSENBERG SERIES TRUST and CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.



                                       BARR ROSENBERG SERIES TRUST


                                       By ______________________________________
                                       Title:



                                       CHARLES SCHWAB INVESTMENT
                                       MANAGEMENT, INC.


                                       By ______________________________________
                                       Title:

                                    EXHIBIT B
                          FORM OF SUBADVISER AGREEMENT

                        LAUDUS ROSENBERG ___________ FUND

                              SUBADVISER AGREEMENT

     Subadviser Agreement executed as of _______, 2003 among CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., a Delaware corporation (the "Manager"), AXA ROSENBERG INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (the "Subadviser") and BARR ROSENBERG SERIES TRUST, a Massachusetts business trust (the "Trust").

                                  WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1. SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST.

(a) Subject always to the control of the trustees of the Trust (the "Trustees") and the supervision of the Manager, the Subadviser, at its expense, will furnish continuously an investment program for the Laudus Rosenberg _________________ Fund series of the Trust (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments, including exercising discretion to select brokers and dealers to execute such transactions. For avoidance of doubt, the Manager and the Trust hereby agree that the Manager shall have no authority for the selection of brokers and/or the day-to-day placing of orders in connection with the Fund, subject only to the Manager's general supervisory obligations. In the performance of its duties, the Subadviser (i) will comply with the provisions of the Trust's then-current Declaration of Trust and By-laws, including any amendments thereto (upon receipt of such amendments by the Subadviser), and the investment objectives, policies and restrictions of the Fund as set forth in its then-current Prospectus and Statement of Additional Information (copies of which will be supplied to the Subadviser upon filing with the Securities and Exchange Commission) and (ii) will comply with such investment guidelines as may be agreed upon from time to time between the Trustees and the Subadviser. The Subadviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

(b) The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including oversight of the pricing of the Fund's portfolio and reasonable assistance in obtaining prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

(c) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Subadviser shall comply with such policies established by the Trustees and communicated to the Subadviser in writing and shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to the Subadviser in writing, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to the Subadviser or any affiliated person of the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Fund and to other clients of the Subadviser and any affiliated person of the Subadviser as to which the Subadviser or any affiliated person of the Subadviser exercises investment discretion.

(d) The Subadviser shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Subadviser pursuant to this Section 1.

(e) The Subadviser will keep and maintain all books and records with respect to the Fund's assets and transactions required by paragraph (f) of Rule 31a-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Subadviser will use commercially reasonable efforts to furnish to the Manager any such information relating to Subadviser's services under this Agreement needed by Manager and the Fund to keep and maintain the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. Subadviser will use commercially reasonable efforts to furnish to Manager any other information relating to the Fund's assets that must be filed by the Fund with the SEC or sent to shareholders under the 1940 Act, and any exemptive or other relief granted by the SEC. Subadviser agrees that all records that it maintains on behalf of the Fund are property of the Fund, and Subadviser will surrender promptly to Fund any of such records upon the Fund's request and at the Fund's expense; provided, however, Subadviser may retain copies of such records. In addition, Subadviser will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and will transfer said records to any successor subadviser upon its termination as subadviser (or, if there is no successor subadviser, to the Manager.)

2.   OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlling, controlled by or under common control with the Subadviser, and that the Subadviser and any person controlling, controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlling, controlled by or under common control with the Subadviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.   COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER.

The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered, for the facilities furnished and for the expenses borne by the Subadviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

4.   AMENDMENTS OF THIS AGREEMENT

This Agreement shall not be amended except by a writing executed by each of the parties hereto.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall continue in effect until ______, 2005 and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the affirmative vote of a majority of the outstanding shares of the Fund or by the Trust's Board of Trustees, and (b) by the vote of a majority of the Trust's trustees who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (c) as otherwise permitted by the 1940 Act or the rules and regulations thereunder. This Agreement may be terminated at any time by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Subadviser or by the Subadviser on 60 days' written notice to the Trust. This

Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This Agreement may only be terminated in accordance with the provisions of this paragraph 5.

6.   CERTAIN DEFINITIONS.

For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.   USE OF NAMES.

The Subadviser owns the right to use the names "Rosenberg" and "AXA Rosenberg" in connection with investment-related services or products, and such names may be used by the Trust, the Manager and the Fund only with the consent of the Subadviser. The Subadviser consents to the use by the Trust and the Manager of the names "Rosenberg" in the name of the Fund and "AXA Rosenberg" in any materials prepared in connection with the Fund, but only for so long as (i) this agreement shall remain in full force (except that the Manager and the Fund shall be permitted to use such names in reference to the Fund's former name and the Subadviser's former role as subadvisor for a reasonable transition period of not less than six months nor more than twelve months after the termination of this Agreement and for periods thereafter as may be required for disclosure in a regulatory filing, subject in each case to the Subadviser's prior approval, which shall not be unreasonably withheld), and (ii) each of the Trust and Manager shall fully perform, fulfill and comply with all provisions of this agreement expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust or the Manager at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing limited authorization by the Subadviser to the Trust and Manager to use the names "Rosenberg" and/or "AXA Rosenberg" is not exclusive of the right of the Subadviser itself to use, or to authorize others to use, said names; the Trust and Manager acknowledge and agree that as among the Subadviser, the Trust and the Manager, the Subadviser has the exclusive right to use, or to authorize others to use, said names; and the Trust and Manager agree, on behalf of the Fund, to take such action as may reasonably be requested by the Subadviser to give full effect to the provisions of this section (including, without limitation, consenting to such use of said names). Without limiting the generality of the foregoing, the Trust and Manager agree that, upon any termination of this agreement or upon the violation of any of its provisions by the Trust or Manager, each of the Trust and Manager will use its best efforts to change the name of the Trust and Fund so as to eliminate all reference, if any, to the names "Rosenberg" and "AXA Rosenberg" and will not thereafter transact any business in a name containing the name "Rosenberg" or "AXA Rosenberg" in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the name "Rosenberg" or "AXA Rosenberg" or any other reference to the Subadviser, except as provided in this section. Such covenants on the part of the Trust and Manager shall be binding upon them, their trustees, directors, officers, stockholders, creditors and all other persons claiming under or through it and shall survive the termination of this Agreement.

8.   NONLIABILITY OF SUBADVISER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.   EXERCISE OF VOTING RIGHTS.

Except with the agreement or on the specific instructions of the Trustees or the Manager, the Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.  NOTICES.

All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at such address as may be furnished in writing by such party.

11.  LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC and BARR ROSENBERG SERIES TRUST have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                       CHARLES SCHWAB INVESTMENT
                                       MANAGEMENT, INC.


                                       By: ------------------------------------
                                           Title:


                                       AXA ROSENBERG INVESTMENT
                                       MANAGEMENT LLC


                                       By: ------------------------------------
                                           Title:


                                       BARR ROSENBERG SERIES TRUST


                                       By: ------------------------------------
                                           Title:

                               SCHEDULE A -- FEES

               (ALL FUNDS OTHER THAN THE AXA ROSENBERG U.S. SMALL
                              CAPITALIZATION FUND)


The Manager will pay to the Subadviser as compensation for the services rendered, the facilities furnished and the expenses borne by the Subadviser pursuant to Section 1, in arrears for each calendar quarter, a fee, equal to
(1) the Sub-Advisory Base Fee (as defined below), plus or minus (2) the Performance Adjustment (as defined below), if any.

1. The Sub-Advisory Base Fee shall be computed in arrears, with respect to any calendar quarter, by multiplying each Quarterly Sub-Advisory Base Rate (as defined below) for such quarter by the applicable tranche (as described below) of the average daily net assets of the Fund over such quarter, and adding the products thereof. Each Quarterly Sub-Advisory Base Rate for a particular quarter shall equal the respective Annual Sub-Advisory Base Rate for such quarter divided by four. The Annual Sub-Advisory Base Rate for any particular calendar quarter shall equal (i) with respect to the Initial Tranche (as defined below in paragraph 2) of average daily net assets of the Fund, [45% of the gross annual investment advisory rate payable to the Manager by the Fund (the "Investment Advisory Contractual Rate") under the Management Agreement between the Manager and the Fund]; (ii) with respect to the Second Tranche (as defined below in paragraph 2) of average daily net assets of the Fund, [40% of the Investment Advisory Contractual Rate]; and (iii) with respect to the Third Tranche (as defined below in paragraph
     2) of average daily net assets of the Fund, [30% of the Investment Advisory Contractual Rate]. The Sub-Advisory Base Fee for a partial quarter (if this Agreement becomes effective or is terminated on other than the first or the last day of a calendar quarter, respectively) shall be based on the average daily net assets of the Fund over, and shall be prorated based on the number of days in, such partial quarter.

2. The Initial Tranche of average daily net assets shall consist of all assets up to [Fund assets as of closing date(1)], and notwithstanding any other provision of this Schedule A, if, for any given quarter, the Fund's assets do not exceed [Fund assets as of closing date], all of its average daily net assets shall be in the Initial Tranche. If, and only if, the Fund's average daily net assets over a quarter exceed [Fund assets as of closing date], the Second Tranche of average daily net assets shall equal the Fund's PRO RATA portion of the aggregate average daily net assets of all funds sub-advised by the Subadviser as of the closing date

----------------
(1) References in this Schedule A to the assets of any one or more Funds as of the closing date shall not include any assets over which the Sub-Adviser or its affiliates have investment discretion (other than by virtue of Sub-Adviser's position as investment adviser or sub-investment adviser to the relevant Fund) that are redeemed out of the applicable Fund(s) within 90 days of the closing date.

     (including the AXA Rosenberg VIT Value Long/Short Equity Fund) other than the AXA Rosenberg U.S. Small Capitalization Fund (the "Existing Funds") that exceed [aggregate assets of existing funds as of closing date] but do not exceed $2.5 billion (such proration to be proportional to the relative excesses, if any for any particular Fund, of the existing funds' average daily net assets for such quarter over their respective assets as of the closing date (as set forth on Schedule B to this Agreement)); provided, however, that if the assets as of the closing date of any Existing Fund (as set forth on Schedule B) exceed such Fund's average daily net assets over the relevant quarter, the amount of such excess (the "Second Tranche Excess") shall be allocated PRO RATA first among all other Existing Funds, including the Fund if applicable, that have assets in excess of their respective assets as of the closing date (as set forth on Schedule B), and, if such excess assets of the Existing Funds are insufficient to permit full allocation of the Second Tranche Excess, the remaining Second Tranche Excess shall be allocated PRO RATA among all Funds, if any, sub-advised by the Subadviser that are not Existing Funds; and provided further that neither the Fund nor any other Existing Fund shall receive any allocation of the Second Tranche Excess if its average daily net assets over the quarter do not exceed [Fund assets as of closing date] (for the Fund) or such Existing Fund's respective assets as of the closing date (as set forth on Schedule B). Any portion of Second Tranche Excess allocated to the Fund for a particular quarter shall be considered part of the Initial Tranche, as described above, for purposes of calculating the Sub-Advisory Base Fee for such quarter. If, and only if, the Fund's average daily net assets over a quarter exceed [Fund assets as of closing date], the Third Tranche of average daily net assets shall equal the Fund's PRO RATA portion of the aggregate average daily net assets of the Existing Funds, if any, in excess of $2.5 billion (such proration to be proportional to the average daily net assets for such quarter of those Existing Funds whose average daily net assets exceed their respective assets as of the closing date (as set forth on Schedule B)).

     Example of Second Tranche Excess Allocation:

     Assume three Funds with assets under management as of the closing date as follows:


           Fund A             Fund B            Fund C           Total
           ------             ------            ------           -----
        $200 million      $300 million      $500 million      $1 billion


     Assume further average daily net assets over a quarter as follows:


           Fund A             Fund B            Fund C           Total
           ------             ------            ------           -----
        $300 million      $100 million      $900 million      $1.3 billion


     In this example, all of Fund B's average daily net assets over the quarter would be in its Initial Tranche because they fall short of its assets under management as of the closing date. The difference between Fund B's assets as of the closing and its average daily net assets over the quarter ($200 million) constitutes Second Tranche Excess, which would be allocated between Fund A and Fund C (each of which has average daily net assets over the quarter that exceed its respective assets under management as of the closing date) PRO RATA according to the amount of such excesses. The excesses equal, for Fund A, $300 - $200 million = $100 million, and for Fund C, $900 million - $500 million = $400 million, so the $200 million shortfall from Fund B would be allocated according to a 1:4 ratio between Fund A and Fund C, respectively, or $40 million to Fund A and $160 million to Fund C. Accordingly, $240 million of Fund A and $660 million of Fund C, together with Fund B's $100 million, or a total of $1 billion, would be Initial Tranche assets. The remaining $60 million of Fund A and $240 million of Fund C, or a total of $300 million, would be in the Second Tranche of those Funds.


3. The Sub-Advisory Base Fee shall be subject to upward adjustment for each quarter in calendar year 2008 if, (a) as of 4:00 p.m. Eastern time on the last business day of 2007, the aggregate assets under management for all Paragon Funds sub-advised by the Subadviser (excluding assets of the AXA Rosenberg U.S. Small Capitalization Fund ("Small Cap Fund Assets"), but including the assets of the AXA Rosenberg VIT Value Long/Short Equity Fund) do not exceed $2,025,000,000, and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment Advisory Contractual Rate, and (b) the average daily net assets of the Fund over such quarter. The Sub-Advisory Base Fee shall also be subject to upward adjustment for each quarter in calendar year 2009 if, (a) as of 4:00 p.m. Eastern time on the last business day of 2008, the aggregate assets under management for all Laudus Funds sub-advised by the Subadviser (excluding the Small Cap Fund Assets, but including the assets of the AXA Rosenberg VIT Value Long/Short Equity Fund) do not exceed $2,775,000,000, and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment Advisory Contractual Rate, and (b) the average daily net assets of the Fund over such quarter. The Sub-Advisory Base Fee shall also be subject to upward adjustment for each quarter of each calendar year beginning with 2010 if, (a) as of 4:00 p.m. Eastern time on the last business day of the previous calendar year, the aggregate assets under management for all Paragon Funds sub-advised by the Subadviser (excluding the Small Cap Fund Assets, but including the assets of the AXA Rosenberg VIT Value Long/Short Equity Fund) do not exceed 50% of the aggregate assets under management target for such year for such Funds established from time to time in the manner as may be agreed upon by Manager and Subadviser (provided always that such aggregate target amount shall not be less than $4,050,000,000), and (b) the S&P 500 Index is above 1000. Such upward adjustment shall equal the product of (a) 5% of the Fund's Investment

     Advisory Contractual Rate, and (b) the average daily net assets of the Fund over such quarter.

4. The Performance Adjustment, if any, for any particular calendar quarter shall also be calculated in arrears and shall be equal to the product of
     (a) the Adjustment Rate (as defined below), (b) the Fund's Investment Advisory Contractual Rate divided by four, and (c) the average daily net assets of the Fund over the Rolling Period (as defined below). The Adjustment Rate shall equal [5 for Group A Funds, 2.5 for Group B Funds, 2 for Group C Funds] times (i) the Performance Difference for such quarter minus [1.0% for Group A Funds, 2.0% for Group B Funds, 2.5% for Group C Funds], if such Performance Difference is positive, or (ii) the Performance Difference for such quarter plus [1.0% for Group A Funds, 2.0% for Group B Funds, 2.5% for Group C Funds], if such Performance Difference is negative; provided, however, that the Adjustment Rate shall equal zero (and accordingly there shall be no Performance Adjustment) in the event that the Performance Difference is neither greater than [1%, 2%, 2.5% ] nor less than negative [1%, 2%, 2.5%]; and provided further that the Adjustment Rate shall in no event be greater than positive 5% or less than negative 5%. For purposes of the foregoing, the term "Performance Difference" for any particular quarter shall mean the difference between the Fund's Investment Performance (as defined below) for the Rolling Period (as defined below) ending on the last day of the quarter, and the Record (as defined below) of [the relevant benchmark] for the same rolling period; the term "Investment Performance" shall mean the daily-compounded rate of return, reflecting all income, dividends and capital actions as of the date occurring or earned by the Fund, net of all expenses of the Fund, expressed as a percentage; the term "Record" shall mean the total return of [the relevant benchmark], expressed as a percentage; and the term "Rolling Period" shall mean a period consisting of twelve calendar quarters, or such shorter period as has elapsed since [closing date], with the most recent quarter substituted for the earliest such quarter as time passes, but in no event shall the Rolling Period be less than four calendar quarters.

                               SCHEDULE A -- FEES

              (AXA Rosenberg U.S. Small Capitalization Fund only)

The Manager will pay to the Subadviser as compensation for the services rendered, the facilities furnished and the expenses borne by the Subadviser pursuant to Section 1, in arrears for each calendar quarter, a fee, equal to
(1) the Sub-Advisory Base Fee (as defined below), plus or minus (2) the Performance Adjustment (as defined below), if any.

The Sub-Advisory Base Fee shall be computed in arrears, with respect to any calendar quarter, by multiplying each Quarterly Sub-Advisory Base Rate (as defined below) for such quarter by the applicable portion (as described below) of the average daily net assets of the Fund over such quarter, and adding the products thereof. Each Quarterly Sub-Advisory Base Rate for a particular quarter shall equal the respective Annual Sub-Advisory Base Rate for such quarter divided by four. The Annual Sub-Advisory Base Rate for any particular calendar quarter shall equal (i) [80% of the gross annual investment advisory rate payable to the Manager by the Fund (the "Investment Advisory Contractual Rate") under the Management Agreement between the Manager and the Fund] with respect to average daily net assets of the Fund up to [Fund's assets as of closing date(1)]; and (ii) [45% of the Investment Advisory Contractual Rate] with respect to average daily net assets of the Fund in excess of [Fund's assets as of closing date]. The Sub-Advisory Base Fee for a partial quarter (if this Agreement becomes effective or is terminated other than on the first or the last day of a calendar quarter, respectively) shall be based on the average daily net assets of the Fund over, and shall be prorated based on the number of days in, such partial quarter.

The Performance Adjustment, if any, for any particular calendar quarter shall also be calculated in arrears and shall be equal to the product of (a) the Adjustment Rate (as defined below), (b) [the Investment Advisory Contractual Rate divided by four], and (c) the average daily net assets of the Fund over the Rolling Period (as defined below). The Adjustment Rate shall equal 2.5 times (i) the Performance Difference for such quarter minus 2.0%, if such Performance Difference is positive, or (ii) the Performance Difference for such quarter plus 2.0%, if such Performance Difference is negative; provided, however, that the Adjustment Rate shall equal zero (and accordingly there shall be no Performance Adjustment) in the event that the Performance Difference is neither greater than 2.0% nor less than negative 2.0%; and provided further that the Adjustment Rate shall be neither greater than positive



----------------
(1) References in this Schedule to the assets of any one or more Funds as of the closing date shall not include any assets over which the Sub-Adviser or its affiliates have investment discretion (other than by virtue of Sub-Adviser's position as investment adviser or sub-investment advisor to the relevant Fund) that are redeemed out of the applicable Fund(s) within 90 days of the closing date.

5% nor less than negative 5%. For purposes of the foregoing, the term "Performance Difference" for any particular quarter shall mean the difference between the Fund's Investment Performance (as defined below) for the Rolling Period (as defined below) ending on the last day of the quarter and the Record (as defined below) of the Russell 2000 Index for the same Rolling Period; the term "Investment Performance" shall mean the daily-compounded rate of return, reflecting all income, dividends and capital actions as of the date occurring or earned by the Fund, net of all expenses of the Fund, expressed as a percentage; the term "Record" shall mean the total return, expressed as a percentage; and the term "Rolling Period" shall mean a period consisting of twelve calendar quarters, or such shorter period as has elapsed since [closing date], with the most recent quarter substituted for the earliest such quarter as time passes, but in no event shall the Rolling period be less than four calendar quarters.

                                   SCHEDULE B
                        (Fund Assets of the Closing Date)



Fund                                               Assets as of the Closing Date
----                                               -----------------------------
AXA Rosenberg U.S. Discovery Fund ..............

AXA Rosenberg Enhanced 500 Fund ................

AXA Rosenberg U.S. Large Capitalization Fund

AXA Rosenberg International Equity Fund ........

AXA Rosenberg International Small
  Capitalization Fund ..........................

AXA Rosenberg European Fund ....................

AXA Rosenberg U.S. Long/Short Equity Fund ......

AXA Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund .......................

AXA Rosenberg Value Long/Short Equity
  Fund .........................................

AXA Rosenberg Global Long/Short Equity
  Fund .........................................

AXA Rosenberg U.S. Small Capitalization
  Fund .........................................

AXA Rosenberg VIT Value Long/Short Equity
  Fund .........................................

                                    EXHIBIT C

FUND                                                      BENCHMARK
----                                                      ---------
AXA Rosenberg European Fund ...........................   MSCI Europe Index

AXA Rosenberg Global Long/Short Equity Fund ...........   90 Day T-Bill

AXA Rosenberg International Equity Fund ...............   MSCI EAFE Index

AXA Rosenberg International Small
 Capitalization Fund ..................................   Nomura Global Small
                                                          Cap Index

AXA Rosenberg U.S. Large/Mid Capitalization
 Long/Short Equity Fund ...............................   90 Day T-Bill

AXA Rosenberg U.S. Discovery Fund .....................   Russell 2500 Index

AXA Rosenberg U.S. Large Capitalization Fund ..........   Russell 1000 Index

AXA Rosenberg U.S. Long/Short Equity Fund .............   90 Day T-Bill

AXA Rosenberg U.S. Small Capitalization Fund ..........   Russell 2000 Index

AXA Rosenberg Value Long/Short Equity Fund ............   90 Day T-Bill

              TOTAL ASSETS UNDER MANAGEMENT TARGETS (IN MILLIONS)

                                  2003         2004         2005         2006         2007         2008
--------------------------------------------------------------------------------------------------------
End of Period AUM ..........     $1,199       $1,589       $2,149       $2,884       $4,050       $5,550
 Average AUM ...............                  $1,394       $1,869       $2,516       $3,467       $4,800

                         --------------------------------------------------------------------------
                                        THREE EASY WAYS TO VOTE YOUR PROXY
PROXY TABULATOR                  Read the Proxy Statement and have the Proxy card at hand.
P.O. BOX 9132                TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.
HINGHAM, MA 02043-9132      INTERNET: Go to www.proxyweb.com and follow the on-line directions.
                                   MAIL: Vote, sign, date and return your proxy by mail.
                         If you vote by Telephone or Internet, you do not need to mail your proxy.
                         --------------------------------------------------------------------------

--------------------------------------------
***  CONTROL NUMBER:  999  999  999  99  ***
--------------------------------------------

FUND NAME PRINTS HERE           THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                                                  OF BARR ROSENBERG SERIES TRUST

The undersigned hereby appoint(s) Sara Donaldson and Heidi K. Ridley, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders to be held on January 30, 2004 (the "Special Meeting"), at the offices of Charles Schwab & Co., 101 Montgomery Street, San Francisco, California, at 11:00 a.m. Pacific Time and any adjournments thereof, to vote all of the shares of the above referenced Fund that the signer(s) would be entitled to vote at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matter set forth on the reverse side of this card.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If you sign without otherwise indicating a vote on any of the proposals, this Proxy will be voted for each proposal set forth on the reverse side of this card. If no indication is made with respect to a proposal, this Proxy will be voted as recommended by the Board of Trustees for such proposal. As to any other matter, the shares will be voted by said proxies in accordance with their judgment. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees, and revokes any proxy heretofore given with respect to the votes covered by this Proxy.

                                              DATE ___________________
                   [down arrow]
                                  Please vote, date and sign and promptly return
                                     this proxy card in the enclosed envelope.

                                            --------------------------------------------------------------------------

[down                                        --------------------------------------------------------------------------
arrow]                                           Shareholder(s) signs here                            (Sign in the Box)
                                                 Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity, please sign your name and title. For joint accounts, each joint owner must sign.

                                                                        [down arrow]                                 ROSENBERG RE -R

Please fill in box(es) as shown using black or blue ink or number 2 pencil. /X/ PLEASE DO NOT USE FINE POINT PENS.

                     [down arrow]                                       [down arrow]



1. To elect the following three Trustees:                FOR        WITHHOLD        FOR ALL
   (01) Mariann Byerwalter as an Independent Trustee.    ALL          ALL           EXCEPT*
   (02) William A. Hasler as an Independent Trustee.
   (03) Jeffrey M. Lyons as an Interested Trustee.       / /          / /             / /        1.

--------------------------------------------------------------------------------
*To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT"
and write the nominee's number on the line above.

                                                         FOR        AGAINST        ABSTAIN
2. Vote to approve a Management Agreement between
   Charles Schwab Investment Management, Inc.            / /          / /             / /        2.
   ("CSIM") and the Trust on behalf of the Fund
   (ALL FUNDS EXCEPT THE AXA ROSENBERG ENHANCED
   500 FUND).

3. Vote to approve a Subadviser Agreement among
   CSIM, AXA Rosenberg Investment Management LLC         / /          / /             / /        3.
   and the Trust on behalf of the Fund
   (ALL FUNDS EXCEPT THE AXA ROSENBERG
   ENHANCED 500 FUND).




[down
arrow]





                                                      PLEASE SIGN AND DATE ON THE REVERSE SIDE.

[down arrow]                                                    ROSENBERG RE -R      [down arrow]

[LOGO] Rosenberg
--------------------------------------------------------------------------------
   M U T U A L  F U N D S
                                          www.axarosenbergfunds.com 800.555.5737

     Dear AXA Rosenberg Mutual Fund Shareholder:

     We are proposing through a Fund Adoption to appoint Charles Schwab Investment Management Inc. ("CSIM") as the Investment Advisor to the AXA Rosenberg Mutual Funds (collectively the "Fund Family" or "AXA Rosenberg Funds," and each individually a "Fund"). Under the proposed adoption agreement AXA Rosenberg Investment Management LLC ("AXA Rosenberg") will maintain its role as the day-to-day portfolio manager of the Funds through a sub-advisory relationship with each Fund. Additionally, as part of the agreement the Fund Family will be re-branded as the Laudus Rosenberg Funds and will continue to offer no-load Institutional, Investor and Adviser share classes. These proposed arrangements are summarized below and described in detail in the enclosed Shareholder Proxy Statement.

     Before outlining the proposed changes to our Fund Family, we wanted to address the growing concern and media coverage relating to improper "market timing" and "late day" trading in the mutual fund industry.

     First, with regard to the AXA Rosenberg Funds, we are pleased to report that our internal review, as well as a review by the Funds' distributor, fund administrator, fund accountant and transfer agent, to date has revealed no inappropriate late day trading arrangements or activities and confirmed that the AXA Rosenberg Fund Family has established controls and procedures for deterring market timing (primarily through the imposition of a 2% "early redemption" fee for redemptions made within one month of purchase). We will, of course, continue to actively monitor and review the situation.

     You may have also heard some news recently about a limited number of trading issues at the U.S. Trust and brokerage subsidiaries of The Charles Schwab Corporation. CSIM, which is a separate Charles Schwab subsidiary, has been conducting its own review of the SchwabFunds policies and procedures regarding market timing and late day trading. We are pleased to report that CSIM has confirmed to us and to the AXA Rosenberg Funds' Board of Trustees that, to date, it has found no improper or illegal trading by CSIM personnel for their own accounts, or any special arrangements between CSIM and third parties to permit market timing or illegal late day trading of SchwabFunds. CSIM has made several detailed presentations to our Board of Trustees regarding these matters and has undertaken to keep AXA Rosenberg and the Board of Trustees informed as their ongoing review of the situation continues.

     Both AXA Rosenberg and CSIM recognize that your investment in the AXA Rosenberg Funds reflects the trust you have placed in those of us responsible for safeguarding and managing your wealth. It is a responsibility that we undertake with the utmost of integrity, and commitment to high ethical standards. We appreciate the continued opportunity to serve and reaffirm our commitment to you, our valued shareholders. All of us at AXA Rosenberg are excited about this opportunity to join with CSIM to continue to bring you quality investment solutions and value-added support services.

--------------------------------------------------------------------------------
                                 What Changes?
--------------------------------------------------------------------------------

     Expenses
     As part of the adoption agreement, three adjustments have been proposed which would lower or limit the Funds' expense structure. First, breakpoints will be introduced on the Investment Advisory fee for each Fund; second, the expense caps currently in place through a "Fee Limitation Agreement" in effect between AXA Rosenberg and each Fund will be reduced by 0.01%; Finally, Schwab will extend the "Fee Limitation Agreement" for the next three years, until March 31, 2007.

     One Source
     If you choose to purchase your investment through Charles Schwab & Co. all Funds and classes will be made available through Schwab's no-transaction fee OneSource platform.

     Larger Fund Family
     CSIM manages $143 billion in 49 mutual funds. Your Fund will have the increased benefits of the expanded oversight and resources of the tenth largest fund complex in the United States.

     Board of Directors
     The Fund Family will have several new board members for your consideration, but will retain its "super-majority" (75%) of independent trustees. In order to provide continuity, Professor Nils Hakansson, Ph.D. will remain as one of the Fund Family's independent trustees going forward.

--------------------------------------------------------------------------------
                             What Remains the Same?
--------------------------------------------------------------------------------

     Investment Process
     There will be no change to the investment process, which utilizes our proprietary stock selection and risk models to identify potential holdings and build portfolios. Along with CSIM, we strongly believe in our objective and disciplined approach to investing, which will remain unchanged.

     Fund Management
     AXA Rosenberg will continue to retain day-to-day responsibility for the portfolio management of the Funds. The same team at AXA Rosenberg will be responsible for overseeing our process and ensuring its consistent application across all of the portfolios.

     Availability
     It is our goal that each Fund will be available through the same intermediaries after the adoption, and we plan on expanding availability in the future.

     Commitment
     AXA Rosenberg and CSIM remain committed to shareholders in terms of Fund performance, communications and service.

--------------------------------------------------------------------------------
                           Why is Your Vote Important?
--------------------------------------------------------------------------------

     After careful review of the adoption proposal, the full Board of Trustees unanimously agreed that the proposal was in the best interest of the Fund Family and its shareholders and voted to approve the adoption, which is more fully described in the accompanying Proxy Statement.

     Your timely vote is important, regardless of how many shares you own. Please read the accompanying proxy statement to learn more about the issues for which we are seeking your vote. For your convenience you may vote on the proposals by Internet or touch-tone telephone (see enclosed instructions), or simply complete the enclosed proxy card(s) and return by mail. Please make every effort to vote promptly to avoid additional mailings or having our proxy solicitor, D.F. King, telephone you.

     A special meeting of the shareholders of the AXA Rosenberg Funds will be held at 11:00am PST on January 30th, 2004 to vote on the proposed adoption. The meeting will be held at the offices of Charles Schwab Corporation at 101 Montgomery Street, 2nd floor in San Francisco. If you are unable to attend the meeting, please make sure you vote your shares using one of the methods described above so that your vote will be represented.

     Thank you in advance for reviewing and responding to the enclosed materials. We value the trust and confidence you have shown us through your investment in the AXA Rosenberg Mutual Funds and look forward to continuing to serve your investment needs in the future.

     Sincerely,

     /s/ EDWARD H. LYMAN

     Edward H. Lyman
     President                                                      800.447.3332
     AXA Rosenberg Mutual Funds                            AXAROSENBERGFUNDS.COM

     This notice must be preceded or accompanied by a prospectus which should be read carefully before investing or sending money. Distributor: Barr Rosenberg Funds Distributor, Inc. Investment. Advisor: AXA Rosenberg Investment Management

                             The accompanying proxy statement outlines important issues affecting the AXA Rosenberg Mutual Funds. Please take time to read it, then cast you vote.
                             ---------------------------------------------------

                         THREE EASY WAYS
                         TO VOTE YOUR PROXY
                         -------------------------------------------------------
                         Voting is easy. Simply choose the method that is most convenient for you.
                         -------------------------------------------------------

                         [1] VOTE BY TELEPHONE
                             Have your proxy card handy. Call the toll-free number that appears on the card. Then simply enter the control number printed on the card and follow the prompts to record your vote.

                         [2] VOTE BY INTERNET
                             Go to the web site listed on your proxy card and enter your control number. Follow the simple instructions to cast your vote.

                         [3] VOTE BY MAIL
                             Simply fill out the proxy card and return it to us in the enclosed postage paid envelope.

                             DO NOT MAIL the proxy card if you vote by phone or Internet.

                         -------------------------------------------------------

                                           [LOGO] Rosenberg
                                           ----------------
                                           |      M U T U A L  F U N D S
                                           |
                                           |
                                           - - >-> THE POWER IS IN OUR PROCESS

--------------------------------------------------------------------------------
Remember, your vote matters. Please vote today!
--------------------------------------------------------------------------------